Conformed Execution Copy


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                           REVOLVING CREDIT AGREEMENT

                                      among

                         BERKSHIRE REALTY COMPANY, INC.,

                           BRI OP LIMITED PARTNERSHIP,

                               CERTAIN GUARANTORS

                                       and

                                BANKBOSTON, N.A.

                                       and

                          OTHER BANKS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       and

                                BANKBOSTON, N.A.,
                                    AS AGENT

                          DATED AS OF JANUARY 30, 1998


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                                TABLE OF CONTENTS

Section                                                                                  Page
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
ss.1.  DEFINITIONS AND RULES OF INTERPRETATION ......................................      1

         ss.1.1. Definitions ........................................................      1
         ss.1.2. Rules of Interpretation ............................................     22

ss.2.  THE REVOLVING CREDIT FACILITY AND LETTER OF CREDIT
       FACILITY .....................................................................     22
         ss.2.1. Commitment to Lend .................................................     22
         ss.2.2. Unused Commitment Fee ..............................................     23
         ss.2.3. Reduction of Commitment ............................................     23
         ss.2.4. Revolving Credit Notes .............................................     24
         ss.2.5. Interest on Revolving Loans ........................................     24
         ss.2.6. Requests for Revolving Loans .......................................     24
         ss.2.7. Funds for Revolving Loans ..........................................     25
         ss.2.8. Issuance of Letters of Credit ......................................     25
         ss.2.9. Requests for Letters of Credit .....................................     26
         ss.2.10. Form and Expiration of Letters of Credit ..........................     26
         ss.2.11. Banks' Participation in Letters of Credit .........................     26
         ss.2.12. Presentation ......................................................     26
         ss.2.13. Payment of Drafts .................................................     27
         ss.2.14. Uniform Customs and Practice ......................................     27
         ss.2.15. Subrogation .......................................................     28
         ss.2.16. Modification, Consent, etc.........................................     28
         ss.2.17. Letter of Credit Fees .............................................     29
         ss.2.18. Extension of Maturity Date ........................................     29

ss.3.  REPAYMENT OF THE LOANS .......................................................     29
         ss.3.1. Stated Maturity ....................................................     29
         ss.3.2. Mandatory Prepayments ..............................................     29
         ss.3.3. Optional Prepayments ...............................................     30
         ss.3.4. Partial Prepayments ................................................     30
         ss.3.5. Effect of Prepayments ..............................................     30

ss.4.  CERTAIN GENERAL PROVISIONS ...................................................     30
         ss.4.1. Conversion Options .................................................     30
         ss.4.3. [Intentionally omitted.] ...........................................     31
         ss.4.4. [Intentionally omitted.] ...........................................     31
         ss.4.5. Funds for Payments .................................................     31
         ss.4.6. Computations .......................................................     32
         ss.4.7. Inability to Determine Eurodollar Rate .............................     32
         ss.4.8. Illegality..........................................................     32

                                      -i-

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
         ss.4.9. Additional Interest ................................................     33
         ss.4.10. Additional Costs, Etc. ............................................     33
         ss.4.11. Capital Adequacy ..................................................     34
         ss.4.12. Indemnity of Obligors .............................................     35
         ss.4.13. Interest on Overdue Amounts; Late Charge ..........................     35
         ss.4.14. Certificate .......................................................     35

ss.5.  APPRAISALS ...................................................................     35

ss.5A. GUARANTEES ...................................................................     36
         ss.5A.1. Guarantees of Obligations .........................................     36
         ss.5A.2. Continuing Obligation .............................................     36
         ss.5A.3. Waivers with Respect to Obligations ...............................     37
         ss.5A.4. Banks' Power to Waive, etc. .......................................     38
         ss.5A.5. Information Regarding the Borrower, etc. ..........................     39
         ss.5A.6. Certain Guarantor Representations .................................     40
         ss.5A.7. Subrogation .......................................................     40
         ss.5A.8. General Subordination .............................................     40
         ss.5A.9. Future Subsidiaries; Further Assurances ...........................     40

ss.6.  REPRESENTATIONS AND WARRANTIES ...............................................     41
         ss.6.1. Authority, Etc. ....................................................     41
         ss.6.2. Governmental Approvals .............................................     42
         ss.6.3. Title to Properties; Leases ........................................     43
         ss.6.4. Financial Statements ...............................................     43
         ss.6.5. No Material Changes, Etc. ..........................................     44
         ss.6.6. Franchises, Patents, Copyrights, Etc. ..............................     44
         ss.6.7. Litigation .........................................................     44
         ss.6.8. No Materially Adverse Contracts, Etc. ..............................     44
         ss.6.9. Compliance With Other Instruments, Laws, Etc. ......................     44
         ss.6.10. Tax Status ........................................................     45
         ss.6.11. No Event of Default ...............................................     45
         ss.6.12. Holding Company and Investment Company Acts .......................     45
         ss.6.13. Absence of UCC Financing Statements, Etc. .........................     45
         ss.6.14. Setoff, Etc. ......................................................     45
         ss.6.15. [Intentionally Omitted] ...........................................     45
         ss.6.16. Pension Plans .....................................................     45
         ss.6.17. Regulations U and X ...............................................     46
         ss.6.18. Environmental Compliance ..........................................     46
         ss.6.19. Subsidiaries and Nominees .........................................     48
         ss.6.20. [Intentionally omitted] ...........................................     48
         ss.6.21. Loan Documents ....................................................     48
         ss.6.22. Borrowing Base Property ...........................................     48

                                      -ii-

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
ss.7.  AFFIRMATIVE COVENANTS ........................................................     51
         ss.7.1. Punctual Payment ...................................................     51
         ss.7.2. Maintenance of Office ..............................................     51
         ss.7.3. Records and Accounts ...............................................     51
         ss.7.4. Financial Statements, Certificates and Information .................     52
         ss.7.5. Notices ............................................................     55
         ss.7.6. Existence: Maintenance of Properties ...............................     57
         ss.7.7. Insurance ..........................................................     57
         ss.7.8. Taxes ..............................................................     60
         ss.7.9. Inspection of Properties and Books .................................     61
         ss.7.10. Compliance with Laws, Contracts, Licenses, and Permits ............     61
         ss.7.11. Use of Proceeds ...................................................     62
         ss.7.12. Further Assurances ................................................     62
         ss.7.13. REIT Status: Operation of Business ................................     62
         ss.7.14. [Intentionally omitted.] ..........................................     62
         ss.7.15. Partnership Status ................................................     62
         ss.7.16. Public Company Status .............................................     62
         ss.7.17. Operation and Control .............................................     63

ss.8.  CERTAIN NEGATIVE COVENANTS ...................................................     63
         ss.8.1. Restrictions on Indebtedness .......................................     63
         ss.8.2. Restrictions on Liens. Etc..........................................     64
         ss.8.3. Restrictions on Investments ........................................     66
         ss.8.4. Merger, Consolidation ..............................................     68
         ss.8.5. Sale and Leaseback .................................................     68
         ss.8.6. Compliance with Environmental Laws .................................     68
         ss.8.7. REIT Distributions .................................................     70
         ss.8:8. Borrower Distributions .............................................     70
         ss.8.9. Asset Sales ........................................................     70
         ss.8.10. Interest Rate Protection ..........................................     71
         ss.8.11. Certain Guarantees ................................................     71
         ss.8.12. ERISA, etc. .......................................................     71
         ss.8.13. Structural Change .................................................     71

ss.9.  FINANCIAL COVENANTS ..........................................................     72
         ss.9.1. Leverage Ratio .....................................................     72
         ss.9.2. Interest Coverage ..................................................     72
         ss.9.3. Debt Service Coverage ..............................................     72
         ss.9.4. Minimum Consolidated Tangible Net Worth ............................     72
         ss.9.5. Secured Debt .......................................................     72
         ss.9.6. Recourse Debt ......................................................     72

ss.10. CLOSING CONDITIONS ...........................................................     73
         ss.10.1. Loan Documents ....................................................     73

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
         ss.10.2.  Certified Copies of Organizational Documents .....................     73
         ss.10.3.  By-Laws; Resolutions .............................................     73
         ss.10.4.  Incumbency Certificate: Authorized Signers .......................     73
         ss.10.5.  Opinions of Counsel Concerning Loan Documents ....................     74
         ss.10.6.  Swap Assignment ..................................................     74
         ss.10.7.  Performance: No Default ..........................................     74
         ss.10.8.  Representations and Warranties ...................................     74
         ss.10.9.  Proceedings and Documents ........................................     74
         ss.10.10. Compliance Certificate ...........................................     74
         ss.10.11. Other ............................................................     74

ss.11. CONDITIONS TO ALL BORROWINGS .................................................     75
         ss.11.1. Representations True: No Default ..................................     75
         ss.11.2. No Legal Impediment ...............................................     75
         ss.11.3. Governmental Regulation ...........................................     75
         ss.11.4. Proceedings and Documents .........................................     75
         ss.11.5  Borrowing Documents ...............................................     75

                                                                                          75
ss.12. EVENTS OF DEFAULT; ACCELERATION; ETC .........................................     76
         ss.12.1.  Events of Default and Acceleration ...............................     76
         ss.12.2.  Termination of Commitments .......................................     79
         ss.12.3.  Remedies .........................................................     79
         ss.12.4.  Distribution of Proceeds .........................................     80

ss.13. SETOFF .......................................................................     81

ss.14.THE AGENT .....................................................................     81
         ss.14.1. Authorization .....................................................     81
         ss.14.2. Employees and Agents ..............................................     81
         ss.14.3. No Liability ......................................................     82
         ss.14.4. No Representations ................................................     82
         ss.14.5. Payments ..........................................................     82
         ss.14.6. Holders of Notes ..................................................     83
         ss.14.7. Indemnity .........................................................     83
         ss.14.8. Agent as Bank .....................................................     84
         ss.14.9. Resignation .......................................................     84
         ss.14.10. Notification of Defaults and Events of Default ...................     84
         ss.14.11. Duties in the Case of Enforcement ................................     84

ss.15. EXPENSES .....................................................................     85

ss.16. INDEMNIFICATION ..............................................................     85

ss.17. SURVIVAL OF COVENANTS ETC. ...................................................     86

                                      -iv-

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
ss.18. ASSIGNMENT AND PARTICIPATION .................................................     87
         ss.18.1. Conditions to Assignment by Banks .................................     87
         ss.18.IA. Assignment Among Banks ...........................................     87
         ss.18.2. Certain Representations and Warranties: Limitations; Covenants ....     87
         ss.18.3. Register ..........................................................     88
         ss.18.4. New Notes .........................................................     88
         ss.18.5. Participation .....................................................     89
         ss.18.6. Pledge by Bank ....................................................     89
         ss.18.7. No Assignment by REIT or Borrower .................................     89
         ss.18.8. Disclosure ........................................................     89

ss.19. NOTICES, ETC. ................................................................     90

ss.20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE ...........................     90

ss.21. HEADINGS .....................................................................     91

ss.22. COUNTERPARTS .................................................................     91

ss.23. ENTIRE AGREEMENT, ETC. .......................................................     91

ss.24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS ...............................     91

ss.25. CONSENTS, AMENDMENTS, WAIVERS, ETC. ..........................................     92

ss.26. SEVERABILIIY .................................................................     92

ss.27. CONFIDENTIALITY ..............................................................     93

ss.28. NO UNWRITTEN AGREEMENTS ......................................................     93

ss.29. OBLIGATIONS JOINT AND SEVERAL ................................................     93


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                                    EXHIBITS


                    A    Form of Revolving Credit Note

                    B    Form of Loan Request

                    C    Form of Compliance Certificate

                    D    Form of Borrowing Base Certificate

                    E    Form of Assignment and Acceptance


                                  SCHEDULES


                    1    Banks and Commitments

                    2    Borrowing Base Properties

                    6.3  Balance Sheet Exceptions

                    6.7  Litigation

                    6.16 Benefit Plans

                    6.19 Subsidiaries and Nominees

                    8.1  Outstanding Indebtedness

                    8.2  Outstanding Liens

                           REVOLVING CREDIT AGREEMENT

     This REVOLVING CREDIT AGREEMENT is made as of the 30th day of January, 1998, by and among BERKSHIRE REALTY COMPANY, INC. (the "REIT"), a Delaware corporation having its principal place of business at 470 Atlantic Avenue, Boston, Massachusetts 02210, BRI OP LIMITED PARTNERSHIP (the "OP"), a Delaware limited partnership having its principal place of business at 470 Atlantic Avenue, Boston, Massachusetts 02210, the Guarantors named herein and BANKBOSTON, N.A. and the other lending institutions which may become parties hereto pursuant to ss.18 (the "Banks"), and BankBoston, N.A., as Agent.

     ss.1. DEFINITIONS AND RULES OF INTERPRETATION

     ss.1.1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Agreement referred to below:

     Accumulated Benefit Obligations. The actuarial present value of the accumulated benefit obligations under any Plan, calculated in accordance with Statement No. 87 of the Financial Accounting Standards Board.

     Adjusted Net Operating Income. With respect to any Eligible Real Estate for any fiscal period, an amount equal to the Net Operating Income attributable to such asset for such fiscal period adjusted to add back the general and administrative expenses of the Borrower allocated to such asset on the books and records of the Borrower and its Consolidated Subsidiaries, to deduct an assumed management fee allocated to such asset to a rate of four percent (4%) of the gross revenues attributable to such asset for such fiscal period and to deduct an adjustment for capital expenditure requirements at the annual rate of $200 per rental unit.

     Advance Value. With respect to each Borrowing Base Property owned in fee by the Borrower or by a Nominee acting on behalf of the Borrower (and excluding all Joint Venture Assets included in the Borrowing Base Property), at the relevant time of reference thereto, (a) for each Borrowing Base Property owned in fee by the Borrower or such a Nominee for more than four consecutive fiscal quarters for which financial reports shall have been provided to the Banks pursuant to ss.6.4 and/or ss.7.4, the lesser of (i) 60% of its Borrowing Base Value or (ii) its value as determined by dividing its Adjusted Net Operating Income for the period of four consecutive fiscal quarters most recently ended for which financial information is required to have been reported under ss.7.4 by 1.5 and then dividing the result by the mortgage constant, which is derived by assuming an interest rate equal to the sum of the yield on United States Treasury obligations maturing ten years from the date of determination plus two percent (2%) per annum and assuming a 25-year amortization schedule; and (b) for Borrowing Base Property owned in fee by the Borrower or such a



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Nominee for less than such period, 60% of its Borrowing Base Value; provided, however, that to the extent that any Borrowing Base Property is encumbered by any lien or encumbrance permitted under ss.8.2(ii)(B) that has not been bonded as provided in ss.7.8, the amount of the Indebtedness secured by such lien or encumbrance shall be deducted from the value described for such property in clause (a) or (b) above.

     Agent. BankBoston, N.A. acting as agent for the Banks.

     Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time by notice to the REIT, the Borrower and the Banks.

     Agents Special Counsel. Ropes & Gray or such other counsel as may be approved by the Agent.

     Agreement. This Revolving Credit Agreement, including the Schedules and Exhibits hereto.

     Applicable Margin.

          (a) if and so long as the Borrower shall maintain credit ratings on its long-term senior unsecured debt from at least two nationally recognized credit ratings services, at least one of which shall be Moody's or S&P:

               (i) on any date on which the lowest of such ratings shall be Baa1 or BBB+ or their equivalent (or better), nine-tenths of one percent (.90%);

               (ii) on any date on which the lowest of such ratings shall be Baa2 or BBB or their equivalent, one percent (1 %);

               (iii) on any date on which the lowest of such ratings shall be Baa3 or BBB- or their equivalent, one and one-tenth percent (1.10%); and

               (iv) on any date on which the lowest of such ratings shall be lower than Baa3 or BBB- or their equivalent, one and seven-twentieths percent (1.35%);

     provided that adjustments to the Applicable Margin set forth in this clause
     (a) shall take effect as of the date that a credit rating agency announces the issuance of a new or adjusted rating of the long-term senior unsecured debt of the Borrower; and




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          (b) if and so long as the Borrower shall not maintain credit ratings on its long-term senior unsecured debt from at least two nationally recognized credit ratings services, at least one of which shall be Moody's or S&P:

               (i) on any date on which the Leverage Ratio is equal to or less than 35%, one and one-tenth percent (1.10%);

               (ii) on any date on which the Leverage Ratio is equal to or less than 45% but greater than35 %, one and one-fifth percent (1.20%); and

               (iii) on any date on which the Leverage Ratio is greater than 45%, one and three-tenths percent (1.30%);

     provided that for purposes of calculating the Applicable Margin set forth in this clause (b), (i) the Leverage Ratio shall be determined as of the end of the most recent March, June, September or December for which financial statements have been furnished (or are required to have been furnished) by the Borrower to the Banks pursuant to ss.6.4 and ss.7.4 and
     (ii) any adjustment in such Applicable Margin shall be prospective and shall take effect on the fifth Business Day following the date upon which such financial statements referred to in the foregoing clause (i) are furnished (or are required to be furnished) by the Borrower to the Banks pursuant to ss.7.4.

     Appraisal. An MAI appraisal of the value of a parcel of Real Estate, determined on an orderly liquidation basis, performed by an independent appraiser selected by the Agent who is not employed by the REIT, the Borrower, the Agent or a Bank, the form and substance of such appraisal and the identity of the appraiser to be in accordance with regulatory laws and policies applicable to the Banks and the form and substance of such appraisal to be acceptable to the Agent.

     Appraised Value. The fair market value of a parcel of Borrowing Base Property (including without limitation any Joint Venture Asset) determined by the most recent Appraisal of such parcel obtained pursuant to ss.5, subject, however, in the case of each Appraisal to such changes or adjustments to the value determined thereby as may be required by the appraisal department of the Agent.

     Balance Sheet Date. December 31, 1996.

     Banks. BKB and the other lending institutions listed on Schedule 1 hereto and any other Person who becomes an assignee of any rights of a Bank pursuant to ss.18.

     Base Rate: The higher of (a) the annual rate of interest announced from time to time by BKB at its head office in Boston, Massachusetts as its "base rate" and (b) one half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time.

     Base Rate Revolving Loans. Those Revolving Loans bearing interest calculated by reference to the Base Rate.

     BKB. BankBoston, N.A.

     Borrower. The OP.

     Borrowing Base Availability. The sum of the Advance Values and the J.V. Advance Values for all the Borrowing Base Property, minus the outstanding principal amount of all Unsecured Senior Public Debt; provided, that these shall be deducted from the Borrowing Base Availability, each of the following:

          (a) except as otherwise agreed in writing by the Majority Banks, the amount, if any, by which the Advance Value or J.V. Advance Value, as the case may be, of any individual Borrowing Base Property shall exceed 15% of the Borrowing Base Availability;

          (b) the amount, if any, by which the aggregate Advance Values and/or J.V. Advance Values of properties which are not multifamily housing facilities shall exceed 10% of the Borrowing Base Availability; and

          (c) the amount, if any, by which the aggregate J.V. Advance Values of Borrowing Base Properties which are Joint Venture Assets shall exceed 10% of the Borrowing Base Availability.

     Borrowing Base Certificate. See ss.7.4(m).

     Borrowing Base Property. At the relevant time of reference, the Eligible Real Estate, plus any other Real Estate approved by the Majority Banks in their sole good faith judgment. The Borrowing Base Properties as of the date hereof are listed in Schedule 2 hereto.

     Borrowing Base Value.

     a) with respect to Eligible Real Estate, the value, calculated quarterly as of the end of each fiscal quarter of the Borrower, of such property which shall be determined by capitalizing the Adjusted Net Operating Income of such parcel for the period of four consecutive fiscal quarters then ended at a capitalization rate of 9.0%;

     b) with respect to Borrowing Base Property that is not Eligible Real Estate (including without limitation any Joint Venture Asset), the Appraised Value of the parcel; and

     c) notwithstanding (a) above, with respect to Eligible Real Estate which has been owned by the Borrower or by a Nominee acting on behalf of the Borrower for less than four consecutive fiscal quarters for which financial reports shall have provided to the Banks pursuant to ss.6.4 and/or ss.7.4, the purchase price of such parcel plus the amount of any capitalized improvements completed or installed on such property since its acquisition by the Borrower or such Nominee.

     Building. With respect to each parcel of Borrowing Base Property, all of the buildings, structures and improvements now or hereafter located thereon.

     Building Service Equipment. All apparatus, fixtures and articles of personal property owned by the Borrower now or hereafter attached to or used or procured for use in connection with the operation or maintenance of any building, structure or other improvement located on or included in the Borrowing Base Property, including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tank, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of a Building (except apparatus, fixtures or articles of personal property belonging to lessees or other occupants of such building or to persons other than the Borrower unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

     Business Day. Any day on which banking institutions in Boston, Massachusetts are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, which also is a Eurodollar Business Day.

     Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA. See ss.6.18.

     CODE. The Internal Revenue Code of 1986, as amended.

     Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's Commitment to make or maintain Loans to, and to participate in Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time.

     Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks.

     Compliance Certificate. See ss.7.4(g).

     Consolidated or combined. With reference to any term defined herein, that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated or combined in accordance with generally accepted accounting principles.

     Consolidated Fixed Charges. For any fiscal period, an amount equal to the sum of the consolidated Interest Expense of the Borrower and its Subsidiaries for such fiscal period plus the aggregate amount of scheduled principal amortization and preferred dividends on Indebtedness for borrowed money for such fiscal period and preferred dividends and other preferred Distributions for such fiscal period of the Borrower and its Subsidiaries determined on a consolidated basis.

     Consolidated Subsidiary. Any Subsidiary of the Borrower or other entity whose assets and liabilities are included in the consolidated balance sheet of the Borrower in accordance with generally accepted accounting principles.

     Consolidated Tangible Net Worth. At any date, the total of:

          (a) partners' equity of the Borrower and its Subsidiaries determined in accordance with generally accepted accounting principles on a Consolidated basis, excluding the effect of any foreign currency translation adjustments; minus

          (b) the amount by which such partners' equity has been increased after the Balance Sheet Date by any of (i) the income of any Person accrued prior to the date such Person becomes a Subsidiary or is merged into or consolidated with the Borrower or any of its Subsidiaries, (ii) the income of any Person which is not the Borrower or a Subsidiary except to the extent actually distributed in cash to the Borrower or a Subsidiary, (iii) the write-up of any asset or the retirement of any Indebtedness or equity at less than face value, (iv) extraordinary and nonrecurring gains or (v) any after-tax gains attributable to returned surplus assets of any plan; minus

          (c) to the extent not already deducted from the amount in clause (a) above, (i) treasury stock, (ii) receivables due from an employee stock ownership plan and (iii) guarantees of indebtedness incurred by an employee stock ownership plan; minus

          (d) the amount of intangible assets carried on the balance sheet of the Borrower and its Subsidiaries determined in accordance with generally accepted accounting principles on a Consolidated basis, including goodwill, patents, patent applications, copyrights, trademarks, tradenames, research and development expense, organizational expense, unamortized debt discount and expense, deferred financing charges and debt acquisition costs.

     Consolidated Total Assets. The sum of the following:

          (a) the value of each parcel of Real Estate owned in fee by the Borrower or a Nominee acting on behalf of the Borrower or a Consolidated Subsidiary for a period of not less than four consecutive fiscal quarters for which financial reports shall have been delivered pursuant to ss.6.4 and/or ss.7.4, which shall be determined by capitalizing the Adjusted Net Operating Income of such parcel for the period of four consecutive fiscal quarters then ended at a capitalization rate of 9.0%;

          (b) the value of each parcel of Real Estate owned in fee by the Borrower or such Nominee or a Consolidated Subsidiary for less than the period specified in clause (a) above, which shall be deemed to be its acquisition cost (or value at which such property is carried on the balance sheet of the Borrower or a Subsidiary in accordance with generally accepted accounting principles, minus any reserves relating thereto) plus the cost of any capitalized improvements made to the property following such acquisition;

          (c) the value of each parcel of Real Estate owned indirectly by the Borrower or a Consolidated Subsidiary through a joint venture, Subsidiary or other entity that is not a Consolidated Subsidiary, which shall be determined by (A) capitalizing the Adjusted Net Operating Income of such parcel for the period of four consecutive fiscal quarters then ended at a capitalization rate of 11 % (provided, however, that in the case of parcels used principally for multifamily housing facilities that are owned in fee simple by such joint venture, Subsidiary or other entity and have achieved 90% occupancy for at least three (3) consecutive months, such capitalization rate shall be reduced to 9%); (B) deducting from such value the principal amount of any debt of such joint venture, Subsidiary or other entity secured by such parcel; (C) multiplying the amount calculated in (B) by the percentage of the Borrower's ownership interest in the joint venture, Subsidiary or other entity; and (D) if, and only if, the Agent shall reasonably determine that the Borrower does not have direct or indirect operating control of the property, discounting the amount calculated in (C) by 10%;

          (d) the value of each mortgage loan owned by the Borrower or a Consolidated Subsidiary (excluding loans on properties owned in fee by the Borrower or a Consolidated Subsidiary), which shall be determined as equal to the value at which such mortgage loan is carried on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles minus (without double counting) any reserves relating thereto;

          (e) the value of any raw land and any Development Assets (unless included above), which shall be determined to be equal to the value at which such asset is carried on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles; plus

          (f) other tangible or financial assets, including cash, securities, accounts receivable and escrows at the value thereof shown on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles minus (without double counting) related reserves.

     Notwithstanding any provision of the foregoing to the contrary, there shall not be included in Consolidated Total Assets (i) intangible assets, including without limitation any goodwill or deferred debt costs, (ii) mortgage-backed securities securing Indebtedness omitted from Consolidated Total Indebtedness as provided in clause (ii) of the definition of "Consolidated Total Indebtedness" and (iii) any other asset not identified in paragraphs (a) through (f) above.

     Consolidated Total Indebtedness. All liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, excluding (i) minority interests recorded as liabilities on the balance sheet of any Subsidiary and (ii) Indebtedness that is secured solely by mortgage-backed securities without recourse to other assets or revenues of the REIT, the Borrower or any Subsidiary, but specifically including
(A) in accordance with generally accepted accounting principles, any contingent obligation that is probable and measurable and (B) any guarantee of any Indebtedness of an unconsolidated Subsidiary or joint venture in which the Borrower is a direct or indirect investor. For the purpose of clause (B) of the preceding sentence, the amount of any such guarantee shall be the full principal amount thereof (including any amount for which the guarantor may be liable on a joint and several basis), except that if the debt guaranteed is also guaranteed on a joint and several basis by a third party and the value (determined as provided in paragraph (a) of the definition of "Consolidated Total Assets", but modified to use a 12% capitalization rate) of the Real Estate of such unconsolidated Subsidiary or joint venture which is security for the Indebtedness supported by such guarantee exceeds the full principal amount of the loan subject to such guarantee, then only the portion of such full principal amount equal to the percentage ownership of the unconsolidated Subsidiary or joint venture held by the Borrower or a Consolidated Subsidiary shall be counted for the purposes of calculating Consolidated Total Indebtedness.

     Conversion Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with ss.4.1.

     Debt Service Coverage Ratio. On any date, an amount, expressed as a percentage, equal to the consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the period of four consecutive fiscal quarters of the Borrower (treated as a single accounting period) most recently ended for which the Borrower has delivered financial statements to the Banks under ss.6.4 or is required under ss.7.4 to have delivered financial statements to the Banks, divided by the Consolidated Fixed Charges of the Borrower and its Subsidiaries for such period.

     Default. See ss.12.1.

     Development Assets. An amount equal to the sum of (a) the aggregate amount of assets of the Borrower and its Subsidiaries which constitute multifamily housing facilities "Under Development", determined on a consolidated basis in accordance with generally accepting accounting principles, plus (b) the aggregate amount committed and/or budgeted by the Borrower and its Subsidiaries for costs of developing, designing, constructing and equipping multifamily housing facilities "Under Development". For the purposes hereof, a facility is deemed "Under Development" if it is in the process of development, design or construction or, if constructed, has not achieved a minimum occupancy of tenants paying rent under leases approved in accordance with the terms of this Agreement for ninety percent (90%) of all units for a minimum consecutive period of three
(3) months at rental rates at or above the market rental rate for similar properties in the same geographical area. For the purpose hereof, the facilities to be developed on raw land adjacent to the sites of existing fully constructed facilities of the Borrower or a Subsidiary shall include only the facilities to be developed and not the existing constructed facilities and the amounts described in clauses (a) and (b) of the first sentence of this definition shall include all costs of raw land.

     Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the REIT, other than dividends payable solely in equity securities of the REIT; the purchase, redemption, exchange or other retirement of any shares of any class of capital stock of the REIT, directly or indirectly through a Subsidiary of the REIT or otherwise, other than purchases, redemptions, exchanges or other retirements paid solely in equity securities of the REIT; the return of capital by the REIT to its shareholders as such; the declaration or payment of any distribution on or in respect of any general or limited partnership interests in the Borrower, other than distributions payable solely in units of partnership interests of the Borrower; the purchase, redemption, exchange or other retirement of any units of general or limited partnership interests of the Borrower, directly or indirectly through the REIT or any Subsidiary of the Borrower or otherwise, other than purchases, redemptions, exchanges or other retirements paid solely in partnership interests of the Borrower; the return of capital by the Borrower to its general or limited partners as such; the payment by the Borrower of any principal of or interest on the Indebtedness permitted by ss.8.1(n); or any other distribution on or in respect of any shares of any class of capital stock of the REIT or in respect of any partnership interest of the Borrower.

     Dollars or $. Dollars in lawful currency of the United States of America.

     Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Revolving Loans.

     Drawdown Date. The date on which any Revolving Loan is made or is to be made, the date on which any Letter of Credit is to be issued and the date on which any Revolving Loan is converted or combined in accordance with ss.4.1.

     Durham Construction Loan Agreement. The Amended and Restated Construction Loan Agreement dated as of January 30, 1998, as from time to time in effect, among the REIT, the Borrower, the Guarantors, BKB, for itself and as Agent, Mellon Bank, N.A. and such other lenders as shall from time to time become party thereto.

     EBITDA. With respect to any Person for any fiscal period, an amount equal to the sum of (a) the Net Income of such Person for such fiscal period plus (b) depreciation, amortization, Interest Expense and taxes deducted in calculating such Net Income, plus (c) any extraordinary or nonrecurring losses deducted in calculating such Net Income, minus (d) any extraordinary or nonrecurring gains included in calculating such Net Income, all as determined in accordance with generally accepted accounting principles.

     Effective Date. January 30, 1998.

     Eligible Assign. Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (d) the central bank of any country which is a member of the OECD; provided, however, that no institution described in clause (a), (b) or (c) above shall be an Eligible Assignee unless it has total assets in excess of $10 billion and unless debt obligations issued by such financial institutions (or by a parent entity owning beneficially all of the capital stock of such financial institution) are rated "Ba2" or higher by Moody's or "BB" or higher by S&P.

     Eligible Real Estate. Real Estate:

          (a) which is utilized principally for a multifamily housing facility;

          (b) which is owned in fee by the Borrower or any Subsidiary which is a Guarantor or title to which is held for the benefit of the Borrower or any Subsidiary which is a Guarantor in the name of its Nominee;

          (c) which is subject to no mortgage liens, springing liens or negative pledges and is subject to no other liens or encumbrances other than Permitted Liens;

          (d) with respect to which there shall have been furnished to the Agent an owner's or mortgagee's title insurance policy or a title opinion of qualified legal counsel obtained in connection with the original acquisition of such Eligible Real Estate or as updated pursuant to ss.7.4(s) and reasonably acceptable to the Agent in form and in substance insuring or opining that such Real Estate is free of all defects in title and other encumbrances except those which in the judgment of the Agent have no more than an immaterial effect on the value or marketability of such Real Estate;

          (e) which has no material structural defects and no material deferred maintenance, as evidenced by a written report satisfactory in form and substance to the Agent;

          (f) which is free from environmental hazards as verified by a written report of an Environmental Engineer satisfactory in form and substance to the Agent;

          (g) which has an occupancy level of 85% or greater; and

          (h) which has adequate insurance, as described in ss.7.7.

     The Eligible Real Estate as of the date hereof is listed Schedule 2 hereto.

     Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Engineer. A firm of independent professional engineers or other scientists generally recognized as expert in the detection, analysis and remediation of Hazardous Substances and related environmental matters and reasonably acceptable to the Agent.

     Environmental Laws. See ss.6.18(a).

     ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

     ERISA Affiliate. Any Person which is treated as a single employer with the REIT or the Borrower under ss.414 of the Code.

     ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent and the Banks in their sole discretion acting in good faith.

     Eurodollar Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the sum of (a) the arithmetic average of the rates per annum for each Reference Bank equal to the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in an interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies.

     Eurodollar Rate Loans. The Revolving Loans bearing interest calculated by reference to a Eurodollar Rate.

     Event of Default. See ss.12.l.

     Fee Letter. The letter agreement dated January 26, 1998 among the REIT, the Borrower, BKB and BancBoston Securities Inc.

     FNMA. The Federal National Mortgage Association.

     FNMA Loan Agreement. The Master Credit Facility Agreement dated as of November 17, 1995 by and among the Borrower, the REIT, BRI River Oaks Limited Partnership and Washington Mortgage Financial Group, Ltd., as from time to time in effect.

     Foreign Trade Regulations. Collectively and as from time to time in effect (including any successor statutes or regulations), (a) any act that prohibits or restricts, or empowers the President or executive agencies of the United States of America to prohibit or restrict, exports to or financial transactions with any foreign country or foreign national, (b) the regulations with respect to certain prohibited foreign trade transactions set forth at 15 C.F.R. Parts 730 et seq., 22 C.F.R. Parts 120-130 and 31 C.F.R. Parts 500 et seq. and (c) any order, regulation, ruling, interpretation, direction, instruction or notice relating to any of the foregoing.

     Funds From Operations. With respect to any Person for any fiscal period, net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property and nonrecurring income and expense items, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

     Generally accepted accounting principals. (a) When used in ss.8.3(j) and ss.9, whether directly or indirectly through reference to a capitalized term used therein, (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors in effect for the fiscal year ended on the Balance Sheet Date and (ii) to the extent consistent with such principles, the accounting practices of the REIT reflected in its financial statements for the year ended on the Balance Sheet Date and (b) when used in general, other than as provided above, principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (ii) consistently applied with past financial statements of the Borrower adopting the same principles; provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the REIT, the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantor. Each of the REIT, BRI Texas Apartments Limited Partnership, BRI Benchmark Limited Partnership, BRI Commons Limited Partnership, BRI Hunters Glen Limited Partnership, BRI Diamond Ridge Associates Limited Partnership, BRI Foxglove Associates L.L.C., BRI Ridgeview Chase Associates Limited Partnership, BRI Texas Apartments-II, Inc., Berkshire Apartments, Inc., BRI Hunters Glen-II, Inc., BRI Baltimore - 31, L.L.C., BRI Emerald, Inc. and each other Person which shall become a Subsidiary (other than a Special Purpose Subsidiary) of the REIT.

     Hazardous Substances. See ss.6.18(b).

     Indebtedness. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, the obligation to reimburse the issuer in respect of any letter of credit and contingent obligations in respect of interest rate protection agreements; provided, that with respect to the REIT there shall not be included in Indebtedness any partnership interests of the Borrower which are required under generally accepted accounting principles to be carried as liabilities in the balance sheet of the REIT solely by virtue of their status as minority interests as a result of their being partners in the Borrower.

     Initial Limited Banner Contribution Agreement. The Initial Limited Partner Contribution Agreement dated as of April 5, 1995, as from time to time in effect, between the Borrower and GN Limited Partnership, a Massachusetts limited partnership.

     Interest Expense. With respect to any Person for any fiscal period, the interest expense of such Person for such fiscal period determined in accordance with generally accepted accounting principles.

     Interest Payment Date. (a) As to each Loan, the first day of each calendar month, and (b) also as to each Eurodollar Rate Loan, the last day of the Interest Period relating thereto.

     Interest Period. With respect to each Loan (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request
(i) for any Base Rate Revolving Loan, the calendar month which includes the day immediately following the commencement date and (ii) for any Eurodollar Rate Loan, one, two, three or six months, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) if any Interest Period with respect to a Base Rate Revolving Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) if the Borrower shall fail to give notice as provided in ss.4.1, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Revolving Loan on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (e) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Investments. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; provided, however, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (iii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) prepaid expenses made in the ordinary course of business or (v) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to the Borrower or any Subsidiary or Nominee or as security for any such Indebtedness or claim. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; provided, however, that accrued interest on mortgage loans shall not be included in the book value thereof for the purpose of ss.8.3(j); (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Joint Venture Asset. A Borrowing Base Property that is not owned 100% in fee by the Borrower or a Subsidiary or a Nominee acting on behalf of the Borrower or a Subsidiary.

     J.V. Advance Value. With respect to each Joint Venture Asset, (a) if the Borrower has effective operating control of the Joint Venture Asset, an amount equal to 50% of the Appraised Value of the Joint Venture Asset multiplied by the Borrower's percentage ownership interest in the Joint Venture Asset or (b) if the Borrower does not have effective operating control of the Joint Venture Asset, an amount equal to 40% of the Appraised Value of the Joint Venture Asset multiplied by the Borrower's percentage ownership interest in the Joint Venture Asset; provided, however, that to the extent that any Joint Venture Asset is encumbered by a lien or encumbrance described in ss.8.2(ii)(B) that has not been bonded as provided in ss.7.8, the amount of the Indebtedness secured by such lien or encumbrance shall be deducted from the value described for such property in clause (a) or (b) above.

     Leases. Leases, licenses and agreements whether written or oral, relating to the use or occupation of space in or on the Building or on the Real Estate by persons other than the Borrower.

     Letter of Credit Exposure. On any date, the sum of (a) the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding, plus (b) the aggregate face amount of all drafts that the Agent has previously accepted under Letters of Credit but has not paid. Letter of Credit Exposure shall be allocated to each Bank in accordance with its Commitment Percentage.

     Leverage Ratio. On any date the quotient, expressed as a percentage, equal to the Consolidated Total Indebtedness of the Borrower and its Subsidiaries divided by the Consolidated Total Assets of the Borrower and its Subsidiaries.

     Loan Documents. This Agreement, the Notes, the Letters of Credit, each Qualified Hedge Agreement, the Fee Letter, the Swap Assignment and all amendments to the foregoing and other documents, instruments or agreements executed or delivered by or on behalf of the Borrower or any Nominee in connection with the Loans.

     Loan Request. See ss.2.6.

     Loans. The Revolving Loans to be made by the Banks hereunder.

     Majority Banks. Banks holding 66 2/3% of the Commitments.

     Margin Stock. "Margin stock" within the meaning of Regulation G, T, U or X (or any successor provisions) of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, all as from time to time in effect.

     Maturity Date. January 31, 2000, or such earlier date on which the Revolving Loans shall become due and payable pursuant to the terms hereof, subject to extension to January 31, 2001 on the terms set forth in ss.2.18.

     Moody's. Moody's Investors Service, Inc. and its successors and assigns.

     Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the REIT, the Borrower or any ERISA Affiliate.

     Net Income (or Deficit). With respect to any Person (or any asset of any Person) for any fiscal period, the net income (or deficit) of such Person (or attributable to such asset), after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles.

     Net Operating Income. With respect to any Person (or any asset of any Person) for any fiscal period, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such fiscal period plus (b) depreciation and amortization, Interest Expense, corporate general and administrative expenses allocated to such Person (or asset) and any extraordinary or nonrecurring losses deducted in calculating such Net Income minus (c) any extraordinary or nonrecurring gains included in calculating such Net Income, all as determined in accordance with generally accepted accounting principles.

     Nominee. Each Subsidiary of the Borrower which holds fee title to a parcel of real estate on behalf of the Borrower pursuant to an agency or other written contractual arrangement approved by the Majority Banks.

     Non-recourse Indebtedness. Indebtedness of the Borrower or a Subsidiary which is secured by one or more parcels of Real Estate (other than Borrowing Base Property) or interests therein and Short-term Investments and is not a general obligation of the REIT, the Borrower, any Subsidiary or any Nominee, the holder of such Indebtedness having recourse solely to the parcels of Real Estate securing such Indebtedness, the Building and Leases thereon and the rents and profits thereof and the Short-term Investments securing such Indebtedness; provided, however, that the holder of such Indebtedness may have recourse against the general credit of the REIT, the Borrower or such Subsidiary (i) with respect to claims based on fraud, intentional misrepresentation, misapplication of funds, intentional mismanagement or waste, failure to comply with legal requirements necessary to maintain the tax-exemption on the interest on such Indebtedness (if applicable) or failure to pay transfer fees and charges due to the lender in connection with any sale or other transfer of the Real Estate subject to such Indebtedness, (ii) with respect to claims arising from the presence of Hazardous Substances on the parcels of Real Estate securing such Indebtedness, (iii) with respect to reimbursement for payments of real estate taxes, assessments and premiums for insurance on the Real Estate subject to such Indebtedness, (iv) with respect to any loss by fire or casualty to the extent not compensated by insurance proceeds, (v) with respect to any premium required to be paid on tax-exempt Non-recourse Indebtedness in the event that it shall become subject to taxation and (vi) with respect to additional expenses and liabilities related to the Real Estate securing such Indebtedness in an aggregate amount that shall not exceed in the case of any single issue of such Indebtedness the sum of $200,000; and provided, further, that such Indebtedness may be secured or supported by (a) a replacement reserve fund in an amount not to exceed the product of $300 times the number of units of housing in the projects financed by such Indebtedness or (b) if such Indebtedness is tax-exempt, a debt service reserve fund in an amount not exceeding federal tax guidelines; and provided, further, that Indebtedness of any Special Purpose Subsidiary shall be considered Non-recourse Indebtedness hereunder even if such Indebtedness shall constitute a general obligation of such Special Purpose Subsidiary so long as the only asset of such Special Purpose Subsidiary is the Real Estate financed by such Indebtedness and there is no recourse for such Indebtedness to the REIT or the Borrower.

     Notes. The Revolving Credit Notes.

     Obligations. All indebtedness, obligations and liabilities of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes or the Letters of Credit, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

     Obligor. Each of the Borrower, the REIT and each Subsidiary of the Borrower or the REIT which shall become a guarantor hereunder.

     OP Partnership Agreement. The Amended and Restated Agreement of Limited Partnership of BRI OP Limited Partnership dated as of May 1,1995 among the REIT, as general partner, and GN Limited Partnership, a Massachusetts limited partnership, as initial limited partner, as from time to time in effect.

     Operating Cash Flow. With respect to any Person for any fiscal period, an amount equal to EBITDA for such fiscal period minus an allowance for capital expenditure requirements computed at the annual rate of $200 per unit for multifamily housing projects.

     Outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

     Partnership Status. With respect to the Borrower, its status as a limited partnership exempt from federal income taxation under the Code.

     PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     Permitted Liens. Liens, security interests and other encumbrances permitted by ss.8.2.

     Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Plan. At any time, any pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by the REIT, the Borrower or any ERISA Affiliate within six years prior to such time.

     Prior Credit Agreement. The 1992 Credit Agreement dated as of December 30, 1992, as amended and restated through the Amended and Restated 1992 Credit Agreement dated as of November 21, 1995 among the REIT, the OP, the Guarantors named herein, BankBoston, N.A., Mellon Bank, N.A. and BankBoston, N.A., as Agent, and as further amended to the date hereof.

     Prospectus. The Prospectus/Proxy Statement of the REIT dated November 8, 1990 as amended by Supplement No. 1 thereto dated November 29, 1990, Supplement No. 2 thereto dated December 14, 1990, Supplement No. 3 thereto dated January 31, 1991 and Supplement No. 4 thereto dated May 22, 1991.

     Qualified Hedge Agreement. Each of the Master Agreement dated as of October 31, 1995 between BKB and the Borrower and any other interest rate protection agreement which is entered into between the Borrower and any Bank.

     Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries or Nominees.

     Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Reference Bank. BKB.

     Register See ss.183

     REIT Status. With respect to the REIT, its status as a real estate investment trust as defined in ss.856(a) of the Code.

     Release. See ss.6.18(c)(iii).

     Rent Roll. A report prepared by the Borrower showing with respect to Real Estate utilized principally for multifamily housing, for each unit its type, occupancy status, lease expiration date, market rent, lease rent and other information, substantially in the form presented to the Agent prior to the date hereof or in such other form as may have been approved by the Agent, such approval not to be unreasonably withheld.

     Revolving Credit Note Record. A Record with respect to any Revolving Credit Note.

     Revolving Credit Notes. See ss.2.4.

     Revolving Loans. Revolving loans made or to be made by any of the Banks to the Borrower pursuant to ss.2.

     S&P. Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., and its successors and assigns.

     SEC. The federal Securities and Exchange Commission.

     Short-term Investments. Investments described in subsections (a) through
(g), inclusive, of ss.8.3.

     Special Purpose Subsidiary. Any Subsidiary of the REST and/or the Borrower which was formed (a) solely for the purpose of incurring Non-recourse Indebtedness and owning properties financed thereby or (b) solely for the purpose of acting as general partner of an entity described in clause (a).

     State. A state of the United States of America.

     Structural Change. Each entry by the Borrower or any Subsidiary in any line of business (including without limitation the acquisition of Real Estate other than for current or eventual use principally as a multifamily housing facility) other than a line of business in which it is engaged as a continuing matter on the Effective Date, each spinoff or divestiture affecting the Borrower or any Subsidiary (excluding such transactions to which only the Borrower and/or its Subsidiaries are parties) and each Investment permitted by ss.8.3(j), in each case whether or not permitted by the terms hereof other than ss.8.13.

     Subsidiary. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests or, in the case of a partnership, of which the designated parent or a Subsidiary owns a majority (by percentage of ownership) of the limited partnership interests or is a general partner.

     Swap Assignment. See ss. 10.6.

     Test Period. See ss.9.2.

     Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time.

     Type. As to any Loan, its nature as a Base Rate Revolving Loan or a Eurodollar Rate Loan.

     Unsecured Senior Public Debt. Unsecured Indebtedness of the REIT or the Borrower which is issued pursuant to a registration statement filed with the SEC or an exemption from registration under Rule 144A promulgated under the Securities Exchange Act of 1934, as amended.

     Voting Interests. Stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

     Wholly Owned Subsidiary: Any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares) is owned by the REIT (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

     ss.1.2. Rules of Interpretation.

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

          (h) Reference to a particular "ss." refers to that section of this Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     ss.2. THE REVOLVING CREDIT FACILITY AND LETTER OF CREDIT FACILITY.

     ss.2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower, and the Borrower may borrow (and repay and reborrow) from time to time between the Effective Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with ss.2.6, such sums as are requested by the Borrower for the purposes set forth in ss.7.11 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus the portion of such Bank's Commitment allocated to Letter of Credit Exposure; provided, that, in all events no Default or Event of Default shall have occurred and be continuing and the Borrower's pro forma financial statements as required pursuant to ss.2.6(iii) shall demonstrate compliance with all covenants set forth therein; and provided, further, that the sum of outstanding principal amount of the Revolving Loans (after giving effect to all amounts requested) plus Letter of Credit Exposure shall not at any time exceed either (i) the Total Commitment or (ii) the Borrowing Base Availability. The Revolving Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in ss.10 have been satisfied as of the Effective Date and that all of the conditions set forth in ss.11 have been satisfied on the date of such request.

     ss.2.2. Unused Commitment Fee. The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages an unused commitment fee calculated at the rate per annum of two-tenths of one percent (.20%) on the average daily amount by which the Total Commitment exceeds the sum of the outstanding principal amount of Revolving Loans plus the Letter of Credit Exposure during each calendar quarter or portion thereof commencing on the Effective Date and ending on the Maturity Date. The unused commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, with a final payment on the Maturity Date or, as provided in ss.2.3, any earlier date on which the Commitments shall be reduced or shall terminate.

     ss.2.3. Reduction of Commitment. The Borrower shall have the right at any time and from time to time upon five Business Days' prior written notice to the Agent to reduce by $1,000,000 or an integral multiple of $100,000 in excess thereof or to terminate entirely the unborrowed portion of the Commitments, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated, any such reduction to be without penalty (unless such reduction requires repayment of a Eurodollar Rate Loan) provided, that no such reduction may reduce the Total Commitment to an amount that is less than the sum of the principal amount of Revolving Loans outstanding plus the Letter of Credit Exposure in effect immediately after giving effect to such reduction. Promptly after receiving any notice of the Borrower delivered pursuant to this ss.2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any facility fee under ss.2.2 then accrued on the amount of the reduction. No reduction or termination of the Commitment may be reinstated.

     ss.2.4. Revolving Credit Notes. The Revolving Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (collectively, the "Revolving Credit Notes"), dated as of the Effective Date (or such later date to which interest on the Revolving Loans has been paid in full) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in the principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on such Bank's Record reflecting the making of such Revolving Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Loans set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     ss.2.5. Interest on Revolving Loans.

          (a) Each Base Rate Revolving Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Base Rate.

          (b) Each Eurodollar Rate Revolving Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the sum of the Eurodollar Rate determined for such Interest Period plus the Applicable Margin from time to time in effect.

          (c) The Borrower promises to pay interest on each Revolving Loan in arrears on each Interest Payment Date with respect thereto.

          (d) Base Rate Revolving Loans and Eurodollar Rate Revolving Loans may be convened to Loans of the other Type as provided in ss.4.1.

     ss.2.6. Requests for Revolving Loans. The Borrower shall notify the Banks of a potential request for a Revolving Loan as soon as possible but not less than three Business Days prior to the Borrower's proposed Drawdown Date and shall give to the Banks written notice in the form of Exhibit B hereto (or telephonic notice confirmed in writing in the form of Exhibit B hereto) of each Revolving Loan requested hereunder (a "Loan Request") no less than three
Business Days prior to the proposed Drawdown Date. Each such notice shall specify with respect to the requested Revolving Loan the proposed principal amount,

Drawdown Date, Interest Period and Type. Each such notice shall also contain (i) a calculation showing that after giving effect to such advance the sum of the principal amount of Revolving Loans to be outstanding plus the Letter of Credit Exposure shall not exceed either the Total Commitment or the Borrowing Base Availability then in effect, (ii) a certification by the chief financial or chief accounting officer of the REIT that the REIT and the Borrower are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Revolving Loan, and (iii) a Compliance Certificate prepared on a pro forma basis using the financial statements of the Borrower most recently provided or required to be provided to the Banks under ss.6.4 or ss.7.4 adjusted in the best good faith estimate of the Borrower to give effect to the proposed advance. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each such notice shall be irrevocable and binding on the REIT and the Borrower and shall obligate the Borrower to accept the Revolving Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be (a) for a Base Rate Revolving Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, or (b) for a Eurodollar Rate Revolving Loan in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof; provided, however, that there shall be no more than five Eurodollar Rate Revolving Loans outstanding at any one time.

     ss.2.7. Funds for Revolving Loans. Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Revolving Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss. 11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Loans made available to the Agent by the Banks by crediting such amount to the account of the Borrower maintained at the Agent's Head Office. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Loans, including any additional Revolving Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Bank so failing or refusing. In the event of any such failure or refusal, the Banks not so failing or refusing shall be entitled to a priority position for such Loans as provided in ss.12.4(b).

     ss.2.8. Issuance of Letters of Credits. Subject to all the terms and conditions of this Agreement and so long as no Default exists, the Agent on behalf of the Banks will issue for the account of the Borrower irrevocable standby letters of credit (the "Letters of Credit") provided, however, that no more than three Letters of Credit may be outstanding at any one time, that the Letter of Credit Exposure in effect at any time shall never exceed $4,000,000 and that at no time shall the sum of the Letter of Credit Exposure plus the aggregate outstanding principal amount of Revolving Loans exceed the lesser of the Total Commitment or the Borrowing Base Availability.

     ss.2.9. Requests for Letters of Credit. The Borrower may from time to time request a Letter of Credit to be issued by providing to the Agent a notice which is actually received no less than five Business Days prior to the requested Drawdown Date for such Letter of Credit specifying (a) the amount of the requested Letter of Credit, (b) the beneficiary thereof, (c) the requested Drawdown Date and (d) the principal terms of the text for such Letter of Credit. Each Letter of Credit will be issued by forwarding it to the Borrower or to such other Person as directed in writing by the Borrower. In connection with the issuance of any Letter of Credit, the Borrower shall furnish to the Agent a certificate in substantially the form of Exhibit B, the Compliance Certificate required by ss. 11.5(b) and any customary application forms required by the Agent.

     ss.2.10. Form and Expiration of Letters of Credit. Each Letter of Credit to be issued under this Section 2 and each draft accepted or paid under such Letters of Credit shall be issued, accepted or paid, as the case may be, by the Agent at its principal office. No Letter of Credit shall provide for the payment of drafts drawn thereunder, and no draft shall be payable, at a date which is later than the earlier of (a) the date twelve months after the date of issuance or (b) the Maturity Date. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms, as the Agent and the Borrower may agree upon at the time such Letter of Credit is issued, including a requirement of not less than three Banking Days after presentation of a draft before payment must be made thereunder.

     ss.2.11. Banks' Participation in Letters of Credit. Upon the issuance of each Letter of Credit, a participation therein, in an amount equal to each Bank's Commitment Percentage, shall automatically be deemed granted by the Agent to each Bank on the date of such issuance and each Bank shall automatically be obligated, to reimburse the Agent to the extent of its Commitment Percentage for all obligations incurred by the Agent to third parties in respect of such Letters of Credit not reimbursed by the Borrower. The Agent will send to each Bank on a monthly basis a confirmation regarding the participation in Letters of Credit outstanding during such month.

     ss.2.12. Presentation. The Agent may accept or pay any draft presented to it, regardless of when drawn and whether or not negotiated, if such draft, the other required documents and any transmittal advice are presented to the Agent and dated on or before the expiration date of the Letter of Credit under which such draft is drawn. Except insofar as instructions actually received may be given by the Borrower in writing expressly to the contrary with regard to, and prior to, the Agent's issuance of any Letter of Credit for the account of the Borrower and such contrary instructions are reflected in such Letter of Credit, the Agent may honor as complying with the terms of the Letter of Credit and with this Agreement any drafts or other documents otherwise in order signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such drafts or other documents.

     ss.2.13. Payment of Drafts. At such time as the Agent makes any payment on a draft presented or accepted under a Letter of Credit, the Borrower will on demand pay to the Agent for the benefit of the Banks in immediately available funds the amount of such payment. Unless the Borrower shall otherwise pay to the Agent the amount required by the foregoing sentence, such amount shall be considered a Revolving Loan.

     ss.2.14. Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Agent (the "Uniform Customs and Practice"), shall be binding on the Borrower and the Agent except to the extent otherwise provided herein, in any Letter of Credit or in any other Loan Document. Anything in the Uniform Customs and Practice to the contrary notwithstanding:

          (a) Neither the Borrower nor any beneficiary of any Letter of Credit shall be deemed an agent of the Agent.

          (b) With respect to any Letter of Credit, neither the Agent nor its correspondents shall be responsible for or shall have any duty to ascertain:

               (i) the genuineness of any signature;

               (ii) the validity, form, sufficiency, accuracy, genuineness or legal effect of any endorsements;

               (iii) delay in giving, or failure to give, notice of arrival, notice of refusal of documents or of discrepancies in respect of which the Agent refuses the documents or any other notice, demand or protest;

               (iv) the performance by any beneficiary under any Letter of Credit of such beneficiary's obligations to the Borrower;

               (v) inaccuracy in any notice received by the Agent;

               (vi) the validity, form, sufficiency, accuracy, genuineness or legal effect of any instrument, draft, certificate or other document required by such Letter of Credit to be presented before payment of a draft, or the office held by or the authority of any Person signing any of the same; or

               (vii) failure of any instrument to bear any reference or adequate reference to such Letter of Credit, or failure of any Person to note the amount of any instrument on the reverse of such Letters of Credit or to surrender such Letter of Credit or to forward documents in the manner required by such Letter of Credit.

          (c) The occurrence of any of the events referred to in the Uniform Customs and Practice or in the preceding clauses of this Section 2.14 shall not affect or prevent the vesting of any of the Agent's rights or powers hereunder or the Borrower's obligation to make reimbursement of amounts paid under any Letter of Credit or any draft accepted thereunder so long as the Agent has acted without gross negligence or willful misconduct.

          (d) The Borrower will promptly examine (i) each Letter of Credit (and any amendments thereof) sent to it by the Agent and (ii) all instruments and documents delivered to it from time to time by the Agent. The Borrower will notify the Agent of any claim of noncompliance by notice actually received within three Business Days after receipt of any of the foregoing documents, the Borrower being conclusively deemed to have waived any such claim against the Agent and its correspondents unless such notice is given. The Agent shall have no obligation or responsibility to send any such Letter of Credit or any such instrument or document to the Borrower.

          (e) In the event of any conflict between the provisions of this Agreement and the Uniform Customs and Practice, the provisions of this Agreement shall govern.

     ss.2.15. Subrogation. Upon any payment by the Agent under any Letter of Credit and until the reimbursement of the Agent by the Borrower with respect to such payment, the Agent shall be entitled to be subrogated to, and to acquire and retain, the rights which the Person to whom such payment is made may have against the Borrower, all for the benefit of the Banks. The Borrower will take such action as the Agent may reasonably request, including requiring the beneficiary of any Letter of Credit to execute such documents as the Agent may reasonably request, to assure and confirm to the Agent such subrogation and such rights, including the rights, if any, of the beneficiary to whom such payment is made in accounts receivable, inventory and other properties and assets of any Obligor.

     ss.2.16. Modification, Consent, etc. If the Borrower requests or consents in writing to any modification or extension of any Letter of Credit, or waives any failure of any draft, certificate or other document to comply with the terms of such Letter of Credit, and if the Agent consents thereto, the Agent shall be entitled to rely on such request, consent or waiver. This Agreement shall be binding upon the Borrower with respect to such Letter of Credit as so modified or extended, and with respect to any action taken or omitted by the Agent pursuant to any such request, consent or waiver.

     ss.2.17. Letter of Credit Fees. The Borrower will pay to the Agent customary service charges and expenses for its services in connection with the Letters of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including fees and expenses relating to issuance, amendment, negotiation, cancellation and similar operations. The Borrower will also pay to the Agent for the benefit of the Banks a fee equal to 150 basis points per annum payable quarterly in arrears on the Letter of Credit Exposure, which fee shall be allocated among the Banks in accordance with their Commitment Percentage.

     ss.2.18. Extension of Maturity Date. Upon the written request of the Borrower and the Guarantors delivered to the Agent not later than December 31, 1999 and subject to the satisfaction of the conditions set forth below, the Maturity Date shall be extended to January 31, 2001. The conditions referred to in the preceding sentence are as follows:

          (a) On the date of such written request and on January 31, 2000, no Default or Event of Default shall have occurred and be continuing.

          (b) On or before January 31, 2000, the Borrower shall have executed and delivered to the Agent a replacement Revolving Credit Note for each Bank in the principal amount of such Bank's Commitment, which shall be stated to mature on January 31, 2001.

          (c) On or before January 31, 2000, the Borrower shall have delivered to the Agent the opinion of the Borrower's legal counsel updating and confirming as of January 31, 2000 the opinion delivered under ss.10.5.

          (d) On or before January 31, 2000, the Borrower shall pay to the Agent an extension fee equal to one-quarter of one percent (.25%) of the Total Commitments as in effect on such date, such amount to be distributed among the Banks in accordance with their respective Commitments.

     ss.3. REPAYMENT OF THE LOANS.

     ss.3.1. Stated Maturity. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Revolving Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     ss.3.2. Mandatory Prepayments. If at any time the sum of the aggregate outstanding principal amount of the Revolving Loans plus the Letter of Credit Exposure exceeds either the Total Commitment or the Borrowing Base Availability then in effect, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Revolving Loans.

     ss.3.3. Optional Prepayments. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium; provided, that the full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this ss.3.3 may be made only on the last day of the Interest Period relating thereto unless the Borrower shall simultaneously pay any amounts due on account of such prepayment pursuant to ss.4.9 and ss.4.10. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least three Business Days' prior written notice of any prepayment pursuant to this ss.3.3 of any Base Rate Revolving Loans and at least four Eurodollar Business Days' notice of any proposed repayment pursuant' to this ss.3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of payment of Loans and the principal amount to be paid.

     ss.3.4. Partial Prepayments. Each partial prepayment of the Loans under ss.3.2 and ss.3.3 shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment and, after payment of such interest, shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Revolving Loans and then to the principal of Eurodollar Rate Loans.

     ss.3.5. Effect of Prepayments. Amounts of the Revolving Loans prepaid under ss.3.2 and ss.3.3 may be reborrowed as provided in ss.2.

     ss.4. CERTAIN GENERAL PROVISIONS.

     ss.4.1. Conversion Options.

          (a) The Borrower may elect from time to time to convert any outstanding Loan to a Loan of another Type; provided that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Revolving Loan, the Borrower shall give the Agent at least three Business Days' prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such Eurodollar Rate Loan; (ii) with respect to any such conversion of a Base Rate Revolving Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least four Eurodollar Business Days' prior written notice of such election, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof and, after giving effect to the making of such Loan, there shall be no more than five Eurodollar Rate Loans outstanding at any one time; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Base Rate Revolving Loan in an aggregate principal amount of less than $1,000,000 or a Eurodollar Rate Loan in an aggregate principal amount of less than $2,000,000 and that the aggregate principal amount of each Loan shall be in an integral multiple of

$100,000. On the date on which such conversion is being made, each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurodollar Lending office, as the case may be. Each Conversion Request relating to the conversion of a Base Rate Revolving Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower. The Agent shall notify the Banks promptly following its receipt of such Conversion Request.

          (b) Any Loans of any Type may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in ss.4.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Revolving Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which the officers of the Agent active upon the Borrower's account have actual knowledge. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.4.1 is scheduled to occur.

          (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Loan, such Loan shall be automatically converted to a Base Rate Revolving Loan at the end of the applicable Interest Period.

     ss.4.2. Limitation on Eurodollar Rate Loans. Notwithstanding the provisions of ss.4.1, the Interest Periods for Eurodollar Rate Loans shall be selected so that all Eurodollar Rate Loans shall terminate on or before March 17, 1998, in order to facilitate the syndication of the Revolving Loans.

     ss.4.3. [Intentionally omitted.]

     ss.4.4. [Intentionally omitted.]

     ss.4.5. Funds for Payments.

          (a) All payments of principal, interest, Letter of Credit reimbursement payments, facility fees, Agent's fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, as the case may be, at the Agent's Head Office, in each case in immediately available funds. The Agent is hereby authorized to charge the account of the Borrower with BKB, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans, Letter of Credit reimbursement payments, and all fees, charges, expenses and other amounts owing to the Agent and/or the Banks under the Loan Documents.

          (b) All payments by each Obligor hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Obligor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon any Obligor with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Obligor will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Obligor. The Obligor will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Obligor hereunder or under such other Loan Document.

     ss.4.6. Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the records of the Agent from time to time shall be considered prima facie evidence of such amount.

     ss.4.7. Inability to Determine Eurodollar Rate. In the event that, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on each Obligor and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Revolving Loans and (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Revolving Loan, and the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     ss.4.8. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another type to Eurodollar Rate Loans shall forthwith be suspended and (b) the Eurodollar Rate Loans then outstanding shall be converted automatically to Base Rate Revolving Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law.

     ss.4.9. Additional Interest. If any Eurodollar Rate Loan or any portion thereof is repaid or is converted to a Base Rate Revolving Loan for any reason on a date which is prior to the last Eurodollar Business Day of the Interest Period applicable to such Eurodollar Rate Loan, the Borrower will pay to the Agent for the account of the Banks in accordance with their respective Commitment Percentages, in addition to any amounts of interest otherwise payable hereunder, an amount equal to daily interest for the unexpired portion of such Interest Period on the Eurodollar Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of the Eurodollar Rate applicable to such Eurodollar Rate Loan minus (b) the rate of interest obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last Eurodollar Business Day of such Interest Period. For purposes of this ss.4.9, if any Eurodollar Rate Loan or portion thereof is not outstanding on the first day of the Interest Period applicable thereto other than for reasons described in ss.4.7, the Borrower shall be deemed to have terminated such Eurodollar Rate Loan or portion thereof.

     ss.4.10. Additional Coats, Etc. If any present or future applicable law which expression, as used herein, includes statutes, rules and regulations thereunder and legally binding interpretations thereof by any competent court or by any governmental or other regulatory body or official with appropriate jurisdiction charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any

     Loans or any other amounts payable to any Bank under this Agreement or the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Bank's Commitment, or any class of loans or commitments of which any of the Loans or such Bank's Commitment forms a part; and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment, or

               (ii) to reduce the amount of principal, interest or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment or any of the Loans, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as such Bank or the Agent shall determine in good faith and certify in a notice to the Borrower in reasonable detail to be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum; provided, however, that the Borrower shall not be required under this ss.4.10 to reimburse any Bank or the Agent for incremental additions to administrative overhead and other similar internal costs of regulatory compliance. Each Bank and the Agent shall allocate the additional costs, reductions, payments or foregone interest or other sums for which it is entitled to compensation under this ss.4.10 among its customers in good faith and on an equitable basis.

     ss.4.11. Capital Adequacy. If any present or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by any Bank or any corporation controlling such Bank and such Bank reasonably determines that the amount of capital so required or expected to be maintained is increased by or based upon the existence of Loans or Letters of Credit made or deemed to be made or committed to be made under this Agreement, then such Bank may notify the Borrower of such fact, and the Borrower shall pay to such Bank or the Agent from time to time on demand, as an additional fee payable hereunder, such amount as such Bank shall determine in good faith and certify in a notice to the Borrower in reasonable detail to be an amount that will adequately compensate such Bank in light of these circumstances for its increased costs of maintaining such capital. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     ss.4.12. Indemnity of Obligors. Each Obligor agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, or (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request.

     ss.4.13. Interest on Overdue Amounts; Late Charge. Overdue principal, Letter of Credit reimbursement payments and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to four and three-quarters percent (4 3/4%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a Late Charge equal to three percent (3 %) of any amount of interest, Letter of Credit reimbursement payments and/or principal payable on the Loans which is not paid within ten days of the date when due.

     ss.4.14. Certificate. A certificate setting forth any amounts payable pursuant to ss.4.9, ss.4.10, ss.4.11, ss.4.12 or ss.4.13 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be prima facie evidence that such amounts are due and owing.

     ss.5. APPRAISALS

     The Agent shall require biennial Appraisals of each Borrowing Base Property which is not Eligible Real Estate, which will be ordered, reviewed and approved by the appraisal department of the Agent, in order to determine the current Appraised Value of each such Borrowing Base Property and the Borrower shall pay to the Agent on demand all reasonable costs of all such Appraisals; provided, however, that so long as no Default or Event of

Default shall have occurred and be continuing and regulatory requirements or internal policies of the Agent generally applicable to real estate loans of the category made under this Agreement shall not require more frequent Appraisals, the Borrower shall not be required to pay for an Appraisal of either any particular item of Borrowing Base Property more often than once in any 24-month period. Such appraisals shall be adjusted as the Agent shall determine.

     At the written request of the Borrower at any time (but not more often than once in any period of six consecutive calendar months) the Agent shall advise the Borrower of the current Appraised Value of each of the Borrowing Base Properties which are not Eligible Real Estate.

     ss.5A. GUARANTEES.

     ss.5A. 1. Guarantees of Obligations. Each Guarantor unconditionally jointly and severally guarantees that the Obligations will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectability and being absolute and in no way conditional or contingent. In the event that any part of the Obligations shall not have been so paid in full when due and payable, each Guarantor will, immediately upon written notice by the Agent or, without notice, immediately upon the occurrence of an Event of Default under ss. 12(i), 12(j) or 12(k), pay or cause to be paid to the Agent for the account of each Bank in accordance with the Banks' respective Commitment Percentages the amount of such Obligations which are then due and payable and unpaid. The obligations of each Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Obligations as against any Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Obligations shall be due and payable when and as the same shall be due and payable under the terms of this Agreement or any other Loan Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the federal Bankruptcy Code or other applicable law.

     ss.5A.2. Continuing Obligation. Each Guarantor acknowledges that the Banks have entered into this Agreement (and, to the extent that the Banks may enter into any future Loan Document, will have entered into such agreement) in reliance on this Section 5A being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate when the commitment of the Banks to extend credit under this Agreement shall have terminated and all of the Obligations have been indefeasibly paid in full in cash and discharged; provided, however, that:

          (a) if a claim is made upon the Banks at any time for repayment or recovery of any amounts or any property received by the Banks from any source on account of any of the Obligations and the Banks repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Banks) or

          (b) if the Banks become liable for any part of such claim by reason of
     (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantors shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Banks become liable (such amounts being deemed part of the Obligations) to the same extent as if such amounts or property had never been received by the Banks, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Obligations. Not later than five days after receipt of notice from the Agent, the Guarantors shall jointly and severally pay to the Agent an amount equal to the amount of such repayment or return for which the Banks have so become liable. Payments hereunder by a Guarantor may be required by the Agent on any number of occasions.

     ss.5A.3. Waivers with Respect to Obligations. Except to the extent expressly required by this Agreement or any other Loan Document, each Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (a) presentment, demand for payment and protest of nonpayment of any of the Obligations, and notice of protest, dishonor or nonperformance;

          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Obligations;

          (c) notice of any Default or of any inability to enforce performance of the obligations of the Borrower or any other Person with respect to any Loan Document, notice of any intention to accelerate the maturity of any Obligations and notice of any acceleration of maturity of any Obligations;

          (d) demand for performance or observance of, and any enforcement of any provision of, the Obligations, this Agreement or any other Loan Document or any pursuit or exhaustion of rights or remedies with respect thereto or against the Borrower or any Person in respect of the Obligations or any requirement of diligence or promptness on the part of the Agent or the Banks in connection with any of the foregoing;

          (e) any act or omission on the part of the Agent or the Banks which may impair or prejudice the rights of the Guarantor, including subrogation rights or rights to obtain exoneration, contribution, indemnification or any other reimbursement from the Borrower or any other Person, or otherwise operate as a deemed release or discharge;

          (f) any action which harms or impairs the value of, or any failure to preserve or protect the value of, any Borrowing Base Property;

          (g) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (h) the provisions of any "single action" or "anti-deficiency" law which would otherwise prevent the Banks from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Banks' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Banks;

          (i) all demands and notices of every kind with respect to the foregoing; and

          (j) to the extent not referred to above, (x) all defenses to the payment of the Obligations of any kind which the Borrower or any Nominee shall have waived as to itself under this Agreement or any other Loan Document and (y) all suretyship defenses which could otherwise be asserted by such Guarantor.

     Each Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 5A.3 and that it is the intent of the Guarantor to waive all suretyship and other defenses of whatever nature (other than payment) that would otherwise be available to it.

     No delay or omission on the part of the Agent or the Banks in exercising any right under this Agreement or any other Loan Document or under any guarantee of the Obligations shall operate as a waiver or relinquishment of such right. No action which the :Agent or the Banks or the Borrower or any other Obligor may take or refrain from taking with respect to the Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantors hereunder. None of the rights of the Agent or the Banks shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which the Agent or the Bank may have or otherwise be charged with.

     ss.5A.4. Banks' Power to Waive, etc. Each Guarantor grants to the Banks full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being hereby expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, this Agreement, any other Loan Document, the, Obligations or any guarantee thereof (each as from time to time in effect);

          (b) To grant any extensions of the Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

          (c) To take security in any form for the Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in such security whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Obligations and to proceed against any of such security or such guarantees in any order;

          (d) To collect or liquidate or realize upon any of the Obligations in any manner or to refrain from collecting or liquidating or realizing upon any of the Obligations; and

          (e) To extend credit under this Agreement, any other Document or otherwise in such amount as the Banks may determine, even though the condition of the Obligors (financial or otherwise on an individual or consolidated basis) may have deteriorated since the date hereof

     ss.5A.5. Information Regarding the Borrower, etc. Each Guarantor acknowledges and agrees that it has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Guarantor hereby waives any obligation which may now or hereafter exist on the part of the Banks to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Guarantor undertakes to keep itself informed of such risks and any changes therein. Each Guarantor hereby expressly waives any duty which may now or hereafter exist on the part of the Banks to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the REIT, the Borrower or their affiliates or their properties or management, whether now or hereafter known by the Banks. Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Borrower all information concerning this Agreement and all other Loan Documents and all other information as to the Borrower and its Affiliates or their properties or management as such Guarantor deems necessary or desirable.

     ss.5A.6. Certain Guarantor Representations. Each Guarantor which is a Subsidiary of the Borrower represents that (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Borrower and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it, to induce the Banks to enter into this Agreement and to extend credit to the Borrower by making the Guarantees contemplated by this Section 5A, (b) the credit available hereunder will directly or indirectly inure to its benefit, and (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Banks for its Guarantee. Each Guarantor acknowledges that it has been advised by the Agent that the Banks are unwilling to enter into this Agreement unless the Guarantees contemplated by this Section 5A are given by it. Each Guarantor represents that (i) it will not be rendered insolvent as a result of entering into this Agreement, (ii) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured, (iii) it has, and will have, access to adequate capital for the conduct of its business and (iv) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     ss.5A.7. Subrogation. Each Guarantor agrees that, until the Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset and other claims against the Obligors arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement. After the payment in full of the Obligations, each Guarantor shall be entitled to exercise against the Borrower and the other Obligors all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     ss.5A.8. General Subordination. Each Guarantor covenants and agrees that after the occurrence of an Event of Default all Indebtedness, claims and liabilities then or thereafter owing by the Borrower or any other Obligor to such Guarantor whether arising hereunder or otherwise are hereby subordinated to the prior payment in full of the Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such

Indebtedness, claim or liability will be made or received while any such Event of Default exists.

     ss.5A.9. Future Subsidiaries; Further Assurances. The REIT and the Borrower will from time to time cause any present or future Subsidiary of the REIT or the Borrower which is an owner of Eligible Real Estate, within 30 days after any such Person becomes a Subsidiary, that is not a Guarantor to join this Agreement as a Guarantor pursuant to a joinder agreement in form and substance satisfactory to the Agent. Each Guarantor will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Section 5A.

     ss.6. REPRESENTATIONS AND WARRANTIES.

     The REIT and the Borrower represent and warrant to the Agent and the Banks as follows.

     ss.6.1. Authority, Etc.

          (a) Good Standing and Authority of REIT. The REIT (i) is a Delaware corporation duly organized pursuant to its Certificate of Incorporation and amendments thereto filed with the Secretary of State of Delaware and is validly existing and in good standing under the laws of Delaware, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is in good standing as a foreign entity and is duly authorized to do business in The Commonwealth of Massachusetts and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of the REIT and (iv) is a real estate investment trust in full compliance with and entitled to the benefits of ss.856 of the Code.

          (b) Good Standing and Authority of Borrower. The Borrower (i) is a Delaware limited partnership duly organized pursuant to the OP Partnership Agreement and amendments thereto and its Certificate of Limited Partnership and amendments thereto filed with the Secretary of State of Delaware and is validly existing and in good standing under the laws of Delaware, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is in good standing as a foreign entity and is duly authorized to do business in The Commonwealth of Massachusetts, in the jurisdictions in which Borrowing Base Property owned by the Borrower is located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of the Borrower and (iv) is a limited partnership in full compliance with and not required to pay federal income taxes under the Code. The Borrower has provided each of the Banks with a true and complete copy of each of the OP Partnership Agreement and the Initial Limited Partner Contribution Agreement, each as in effect on the Effective Date.

          (c) Nominees. Each of the Nominees and each other Subsidiary of the REIT and/or the Borrower (i) is a corporation, limited partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where Borrowing Base Property held by it is located and in each other jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the REIT or the Borrower on such Nominee or Subsidiary.

          (d) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which the REIT or the Borrower or a Subsidiary or Nominee is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the REIT and the Borrower and any party thereto, (ii) have been duly authorized by all necessary proceedings on the part of the REIT and the Borrower and each such Subsidiary or Nominee, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the REIT or the Borrower or any Subsidiary or Nominee is subject or any judgment, order, writ, injunction, license or permit applicable to the REIT or the Borrower or any Subsidiary or Nominee and
     (iv) do not conflict with any provision of the charter documents, partnership agreement, declaration of trust or other charter documents or bylaws of, or any agreement or other instrument binding upon, the REIT or the Borrower or any Subsidiary or Nominee.

          (e) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which the REIT or the Borrower or any Subsidiary or Nominee party thereto is or is to become a party will result in valid and legally binding obligations of the REIT and the Borrower and each such Subsidiary and Nominee enforceable against each of them in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     ss.6.2. Governmental Approvals. The execution, delivery and performance by the REIT and the Borrower and any Subsidiary or Nominee of this Agreement and the other Loan Documents to which the REIT or the Borrower or any such Subsidiary or Nominee party thereto is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority, except as may be required in connection with environmental transfer statutes relating to Real Estate acquisitions.

     ss.6.3. Title to Properties; Leases. Except as indicated on Schedule 6.3 hereto, the Borrower and its Subsidiaries (or if applicable in the case of Joint Venture Assets, the relevant joint venture or other entity) own all of the assets relating to the Borrowing Base Properties, subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens (or in the case of property owned by such a joint venture or other entity, rights of others that would be Permitted Liens if such joint venture or other entity were a Subsidiary).

     ss.6.4. Financial Statements. The following financial statements have been furnished to each of the Banks:

          (a) The consolidated balance sheet of the REIT and its Subsidiaries as of the Balance Sheet Date and their related consolidated statements of income and cash flows for the fiscal year then ended, accompanied by an auditor's report prepared without qualification by Coopers & Lybrand, L.L.P. or another "Big Five" accounting firm. Such balance sheet and statements of income and cash flows have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the REIT as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the REIT or the Borrower or any of their Subsidiaries not disclosed in said balance sheet and the related notes thereto.

          (b) An unaudited consolidated balance sheet and an unaudited consolidated statement of income and cash flows of the REIT and its
     Subsidiaries for each of the fiscal quarters of the REIT ended March 31, June 30 and September 30, 1997 certified by REIT's chief financial or chief accounting officer to have been prepared in accordance with generally accepted accounting principles consistent with those used in the preparation of the annual audited statements delivered pursuant to subsection (a) above and to fairly present the financial condition of the REIT and its Subsidiaries as at the close of business on the dates thereof and the results of operations for the fiscal quarters then ended (subject to year-end adjustments). There are no contingent liabilities of the REIT, the Borrower or any of their Subsidiaries as of such dates known to the officers of the REIT or the Borrower or any of their Subsidiaries that involve material amounts but are not disclosed in such balance sheets and the related notes thereto.

          (c) An unaudited statement of operating income for each Borrowing Base Property for the fiscal year ended December 31, 1997 satisfactory in form to the Agent and certified by the Borrower's chief financial or chief accounting officer as fairly presenting the operating income of such parcels for such period.

     ss.6.5. No Material Changes, Etc. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the REIT and its Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the REIT as of the Balance Sheet Date, or its consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the REIT or the Borrower.

     ss.6.6. Franchises, Patents, Copyrights, Etc. The REIT and its Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others.

     ss.6.7. Litigation. Except as stated on Schedule 6.7 there are no actions, suits, proceedings or investigations of any kind pending or threatened against the REIT or the Borrower or any of their Subsidiaries or Nominees before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the REIT or the Borrower or materially impair the right of the REIT or the Borrower and their Subsidiaries or Nominees to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of the REIT referred to in ss.6.4(a), or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     ss.6.8. No Materially Adverse Contracts, Etc. Neither the Borrower nor any of their Subsidiaries or Nominees is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the REIT or the Borrower. Neither the REIT nor the Borrower nor any of their Subsidiaries or Nominees is a party to any contract or agreement that has or is expected, in the judgment of the officers of the REIT or the Borrower, to have any materially adverse effect on the business of any of them.

     ss.6.9. Compliance With Other Instruments, Laws, Etc. Neither the REIT nor the Borrower nor any of their Subsidiaries or Nominees is in violation of any provision of its charter, partnership agreement or other organizational documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the REIT or the Borrower or their Subsidiaries or Nominees.

     ss.6.10. Tax Status. The REIT and the Borrower and each of their Subsidiaries and Nominees (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the REIT and the Borrower know of no basis for any such claim.

     ss.6.11. No Event of Default. No Default or Event of Default has occurred and is continuing.

     ss.6.12. Holding Company and Investment Company Acts. Neither the REIT nor the Borrower nor any of their Subsidiaries or Nominees is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     ss.6.13. Absence of UCC Financing Statements, Etc. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the REIT or the Borrower or their Subsidiaries or Nominees or rights thereunder.

     ss.6.14. Setoff, Etc. The Obligations and the rights of the Agent and the Banks with respect to the Obligations are not subject to any setoff, claims, withholdings or other defenses. In the case of all Borrowing Base Property owned directly by the Borrower, the Borrower is the owner of such Borrowing Base Property free from any lien, security interest, encumbrance or other claim or demand, except for Permitted Liens. In the case of all the remaining Borrowing Base Property, the Borrower is the sole beneficial owner thereof and its Nominee holds such Borrowing Base Property on behalf of the Borrower free from any lien, security interest, encumbrance or other claim or demand, except for Permitted Liens.

     ss.6.15. [Intentionally Omitted].

     ss.6.16. Pension Plans. Each Plan (other than a Multiemployer Plan) and, to the knowledge of the REIT and the Borrower, each Multiemployer Plan is in material compliance with the applicable provisions of ERISA and the Code. Each Multiemployer Plan and each Plan that constitutes a "defined benefit plan" (as defined in ERISA) are set forth in Schedule 6.16. The REIT, the Borrower and each ERISA Affiliate have met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and no condition exists which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan under section 4042 of ERISA. To the best knowledge of the REIT and the Borrower, no Plan that is a Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA.

     ss.6.17. Regulations U and X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     ss.6.18. Environmenta1 Compliance. The REIT and the Borrower have taken all commercially reasonable steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such investigation, make the following representations and warranties.

          (a) With respect to the Borrowing Base Property, and to the best knowledge of the REIT and the Borrower with respect to all other Real Estate, none of the REIT, the Borrower, their Subsidiaries or Nominees or any operator of the Real Estate, or any operation thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation involves the Borrowing Base Property or involves other Real Estate and would have a material adverse effect on the environment or the business, assets or financial condition of the REIT or the Borrower.

          (b) Neither the REIT nor the Borrower nor any of its Subsidiaries or Nominees has received written notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. ss. 9601(5), any hazardous substances as defined by 42 U.S.C. ss. 9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the REIT, the Borrower or any of their Subsidiaries or Nominees conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

          (c) With respect to the Borrowing Base Property, and to the best knowledge of the REIT and the Borrower with respect to all other Real Estate, except as set forth in the environmental site assessment reports of an Environmental Engineer provided to the Agent prior to the Effective
     Date: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Borrowing Base Property; (ii) in the course of any activities conducted by the REIT, the Borrower, their Subsidiaries or Nominees or the operators of their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Borrowing Base Property, or, to the best knowledge of the REIT or the
     Borrower, on, upon, into or from the other properties of the Borrower or its Subsidiaries or Nominees, which Release would in the case of such other properties have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best knowledge of the REIT or the Borrower, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA or approved by a state or local environmental regulatory authority having jurisdiction regarding the transportation of such substance and, to the best knowledge of the REIT and the Borrower without independent investigation, treated or disposed of only by treatment or disposal  facilities  maintaining  valid permits as required under all applicable Environmental Laws, which transporters and facilities have been and are, to the best knowledge of the REIT or the Borrower, operating in compliance with such permits and applicable Environmental Laws.

          (d) Neither the REIT nor the Borrower nor any of their Subsidiaries or Nominees nor any of the Borrowing Base Property is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any mortgage, deed of trust or deed in fee on or to such Borrowing Base Property or to the effectiveness of any other transactions contemplated hereby, except as may be required in connection with environmental transfer statutes relating to Real Estate acquisitions.

     ss.6.19. Subsidiaries and Nominees. Schedule 6.19 sets forth all of the Subsidiaries and Nominees of the REIT and the Borrower. The form and jurisdiction of organization of each of the Subsidiaries and Nominees, and the ownership interest therein of the REIT and the Borrower, are set forth in said
Schedule 6.19.

     ss.6.20. [Intentionally omitted].

     ss.6.21. Loan Documents. All of the representations and warranties of the REIT, the Borrower and the other Obligors made in the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects.

     ss.6.22.  Borrowing  Base  Property.  The  REIT and the  Borrower  make the
following   representations  and  warranties   concerning  each  Borrowing  Base
Property.

          (a) Off-Site Utilities. All water, sewer, electric, gas, telephone and other utilities are installed to the property lines of the Borrowing Base Property and, except in the case of drainage facilities, are connected to the Building located thereon with valid permits and are adequate to service the Building in compliance with applicable law.

          (b) Access, Etc. The streets abutting the Borrowing Base Property are public roads, to which the Borrowing Base Property has direct access by trucks and other motor vehicles and by foot, or are private ways (with direct access by trucks and other motor vehicles and by foot to public roads) to which the Borrowing Base Property has direct access. All private ways providing access to the Borrowing Base Property are zoned in a manner which will permit access to the Building over such ways by trucks and other commercial and industrial vehicles.

          (c) Independent Building. The Building is fully independent in all respects including, without limitation, in respect of structural integrity, heating, ventilating and air conditioning, plumbing, mechanical and other operating and mechanical systems, and electrical, sanitation and water systems, all of which are connected directly to off-site utilities located in public streets or ways. The Building is located on a lot which is separately assessed for purposes of real estate tax assessment and payment. The Building, all Building Service Equipment and all paved or landscaped areas related to or used in connection with the Building are located wholly within the perimeter lines of the lot or lots on which the Borrowing Base Property is located.

          (d) Condition of Building; No Asbestos. There are no material defects in the roof, foundation, structural elements and masonry walls of the heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems or its Building or its Building Service Equipment. No asbestos is located in or on the Building, except for nonfriable asbestos or contained friable asbestos which is being monitored and/or remediated in accordance with the recommendations of an Environmental Engineer. An asbestos operation and maintenance program must be instituted and maintained for all asbestos-containing materials located in such Borrowing Base Property to the extent required by applicable law or by the Environmental Engineer.

          (e) Building Compliance with Law. The Building as presently constructed does not violate any applicable federal or state law or governmental regulation, or any local ordinance, order or regulation, including but not limited to laws, regulations, or ordinances relating to zoning, building use and occupancy, subdivision control, fire protection, health and sanitation. The Building complies with applicable zoning laws and regulations and is not a so-called non-conforming use. The zoning laws permit use of the Building for its current use. There is such number of parking spaces on the lot or lots on which the Borrowing Base Property is located as is adequate under the zoning laws and regulations to permit use of the Building for its current use. Such Borrowing Base Property is not in violation of the federal Americans with Disabilities Act, and the Borrower or its Nominee has made reasonable efforts to comply with such Act with respect to such Borrowing Base Property.

          (f) No Required Real Property Consents, Permits, Etc. Neither the REIT nor the Borrower nor any Subsidiary or Nominee has received any notice of, or has any knowledge of, any approvals, consents, licenses, permits, utility installations and connections (including, without limitation, drainage facilities), curb cuts and street openings, required for the maintenance, operation, servicing and use of the Borrowing Base Property or the Building for its current use which have not been granted, effected, or performed and completed (as the case may be) or any fees or charges therefor which have not been fully paid. No such approvals, consents, permits or licenses (including, without limitation, any railway siding agreements) will terminate, or become void or voidable or terminable on any foreclosure sale of the Borrowing Base Property. To the best knowledge of the REIT and the Borrower, there are no outstanding notices, suits, orders, decrees or judgments relating to zoning, building use and occupancy, fire, health, sanitation or other violations affecting, against, or with respect to, the Borrowing Base Property or any part thereof

          (g) Insurance. Neither the REIT nor the Borrower nor any Subsidiary or Nominee has received any notice from any insurer or its agent requiring performance of any work with respect to the Borrowing Base Property or canceling or threatening to cancel any policy of insurance, and the Borrowing Base Property complies with the requirements of all insurance carriers.

          (h) Real Property Taxes; Special Assessments. There are no unpaid or outstanding real estate or other taxes or assessments on or against the Borrowing Base Property or any part thereof which are payable by the REIT, the Borrower or any Subsidiary or Nominee (except only real estate taxes not yet required to be paid under ss.7.8). There have been delivered to the Agent true and correct copies of the real estate tax bills for each Borrowing Base Property for the three fiscal tax years preceding the date of inclusion of such property in such Borrowing Base Property. There are no betterment assessments or other special assessments presently pending with respect to any portion of the Borrowing Base Property, and neither the REIT nor the Borrower nor any Subsidiary or Nominee has received any notice of any such special assessment being contemplated, except such assessments as are included in the Borrower's capital expenditures budget for such Borrowing Base Property.

          (i) Historic Status. The Building is not a historic structure or landmark and neither the Building nor the Borrowing Base Property is located within any historic district pursuant to any federal, state or local law or governmental regulation.

          (j) Eminent Domain. There are no material pending eminent domain proceedings against the Borrowing Base Property or any part thereof, and, to the knowledge of the REIT, the Borrower and their Subsidiaries and Nominees, no such proceedings are presently threatened or contemplated by any taking authority.

          (k) Leases. An accurate and complete Rent Roll as of the date of inclusion of each Borrowing Base Property in the Borrowing Base (or such other recent date as may be acceptable to the Agent) with respect to all Leases of any portion of the Borrowing Base Property has been provided to the Agent. The Leases reflected on such Rent Roll constitute as of the date thereof the sole agreements and understandings relating to leasing or licensing of space at such Borrowing Base Property and in the

     Building relating thereto. There are no occupancies, rights, privileges or licenses in or to any Borrowing Base Property or portion thereof other than pursuant to the Leases reflected in Rent Rolls previously furnished to the Agent for such Borrowing Base Property. The Rent Rolls furnished to the Agent accurately and completely set forth all rents payable by and security, if any, deposited by tenants, no tenant having paid more than one month's rent in advance. All tenant improvements or work to be done, furnished or paid for by the REIT or the Borrower or any Subsidiary or Nominee, or credited or allowed to a tenant, for, or in connection with, the Building pursuant to any Lease has been completed and paid for or provided for in a manner satisfactory to the Agent. No material leasing, brokerage or like commissions, fees or payments are due from the REIT or the Borrower or any Subsidiary or Nominee in respect of the Leases.

          (1) Other Material Real Property Agreements; No Options. There are no material agreements pertaining to the Borrowing Base Property, any Building thereon or the operation or maintenance of either thereof other than as described in this Agreement (including the Schedules hereto) or otherwise disclosed in writing to the Agent and the Banks by the REIT or the Borrower; and no person or entity has any right or option to acquire the Borrowing Base Property on any Building thereon or any portion thereof or interest therein.

     ss.7. AFFIRMATIVE COVENANTS.

     The REIT and the Borrower  covenant and agree that,  so long as any Loan or
Note is outstanding or any Bank has any obligation to make any Loans:

     ss.7.1. Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, Letter of Credit reimbursement payments and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes as well as all other sums owing pursuant to the Loan Documents.

     ss.7.2. Maintenance of Office. Each of the REIT and the Borrower will maintain its chief executive office in Boston, Massachusetts, or at such other place in the United States of America as the REIT or the Borrower shall designate upon written notice to the Agent and the Banks, where notices, presentations and demands to or upon the REIT or the Borrower in respect of the Loan Documents may be given or made.

     ss.7.3. Records and Accounts. The REIT and the Borrower will (a) keep, and cause each of their Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of their Subsidiaries, contingencies and other reserves.

     ss.7.4. Financial Statements. Certificates and Information. The REIT and Borrower will deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than 90 days after the end of each fiscal year of the REIT, the audited consolidated balance sheet of the REIT and its Subsidiaries at the end of such year, and the related audited consolidated statements of income and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year, all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Coopers & Lybrand, L.L.P. or by another "Big Five" accounting firm, the Form 10-K filed with the SEC (unless the SEC has approved an extension, in which event the REIT and the Borrower will deliver to the Agent and each of the Banks a copy of the Form 10-K simultaneously with delivery to the SEC), and any other information the Banks may need to complete a financial analysis of the REIT and the Borrower, together with a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Agent or the Banks for failure to obtain knowledge of any Default or Event of Default;

          (b) as soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of the REIT, copies of the unaudited consolidated balance sheet of the REIT and its Subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income and cash flows for the portion of the REIT's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles (which may be provided by inclusion in the Form 10-Q of the REIT for such period provided pursuant to subsection (e) below), together with a certification by the principal financial or accounting officer of the REIT that the information contained in such financial statements fairly presents the financial position of the REIT and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c) as soon as practicable, but in any event not later than 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries at the end of such year, and the related audited consolidated statements of income and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year, all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Coopers & Lybrand, L.L.P. or by another "Big Five" accounting firm, and any other information the Banks may need to complete a financial analysis of the Borrower, together with a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Agent or the Banks for failure to obtain knowledge of any Default or Event of Default;

          (d) as soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income and cash flows for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (e) as soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of the REIT in each year, copies of Form 10-Q filed with the SEC (unless the SEC has approved an extension in which event the REIT and the Borrower will deliver such copies of the Form 10-Q to the Agent and each of the Banks simultaneously with delivery to the SEC);

          (f) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the REIT (including the fourth fiscal quarter in each year), copies of an income statement for such fiscal quarter for each Borrowing Base Property, prepared on a basis consistent with the statement furnished pursuant to ss.6.4(c) together with a certification by the Borrower's chief financial or chief accounting officer that the information contained in such income statement fairly presents the results of operations of the Real Estate for such period; provided, that capital expenditures information need not be included with respect to any parcel of Real Estate other than Borrowing Base Property or other Eligible Real Estate;

          (g) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "Compliance Certificate") certified by the principal financial or accounting officer of the Borrower in the form of Exhibit C hereto setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.8.3(j), ss.8.8, ss.8.10(c) and ss.9, and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

          (h) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of the REIT or the partners of the Borrower;

          (i) as soon as practicable but in any event not later than 45 days after the end of each fiscal year of the Borrower, updated Rent Rolls with respect to the Borrowing Base Properties; provided, that at the written request of the Agent the Borrower will provide the Agent updated Rent Rolls with respect to the Borrowing Base Properties within 45 days after the end of each fiscal quarter of the Borrower;

          (j) [intentionally omitted];

          (k) [intentionally omitted];

          (l) [intentionally omitted];

          (m) not later than 45 days following the last day of each calendar quarter, a copy of the report for such calendar quarter substantially in the form prepared for management and approved by the Agent prior to the date hereof as to the Net Operating Income and capital expenditures of each Borrowing Base Property, accompanied by a calculation of the Borrowing Base Value and Advance Value or J.V. Advance Value of each Borrowing Base Property and a calculation of the Borrowing Base Availability (a "Borrowing Base Certificate") certified by the principal financial or accounting officer of the Borrower in the form of Exhibit D hereto; provided, however, that if any Default or Event of Default shall have occurred and be continuing, each such report shall be provided not later than ten Business Days following the end of the applicable calendar quarter,

          (n) when requested by the Agent or any Bank, copies of all annual federal income tax returns and amendments thereto of the REIT and the Borrower;

          (o) when requested by the Agent, copies of the monthly or other periodic income statements prepared by the Borrower for each item of Borrowing Base Property and for each other parcel of Real Estate included in the determination of Consolidated Total Assets and, when requested by the Agent with respect to any fiscal year of the Borrower, a report of Coopers & Lybrand, L.L.P. or another "Big Five" accounting firm providing as supplemental information to the audited financial statements of the Borrower and its Subsidiaries for such fiscal year the Net Operating Income of each item of Borrowing Base Property and of each other parcel of Real Estate included in the determination of Consolidated Total Assets as of the last day of such fiscal year;

          (p) when requested by the Agent or any Bank, a certificate of the Borrower and the REIT evidencing compliance with all requirements of applicable laws and regulations necessary to maintain REIT Status;

          (q) not later than February 28 of each year, commencing February 28, 1998 or such later date as the Agent may approve, the Borrower will provide to the Agent and the Banks an annual business plan, setting forth its proposed business prospects for the upcoming year;

          (r) not later than ten days following the occurrence thereof, written notification of each Structural Change and each merger or other event permitted under Section 8.4 which have a value equal to or greater than $50,000,000 describing such event in reasonable detail;

          (s) from time to time promptly following the request of the Agent, such evidence as the Agent may request (including real estate title updates) with respect to the continued compliance of the Borrowing Base Properties with the requirements of Eligible Real Estate (except that such evidence shall not be requested more than once in any fiscal year of the Borrower unless an Event of Default shall have occurred and be continuing); and

          (t) from time to time such other financial data and information in the possession of the REIT or the Borrower (including without limitation auditors' management letters, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the REIT, the Borrower or any Subsidiary or Nominee) as the Agent may reasonably request.

     ss.7.5. Notices.

          (a) Defaults. The REIT and the Borrower will promptly notify the Agent in writing of the occurrence of any Default or Event of Default, including without limitation any event or condition which, with the passage of time or giving of notice or both, could constitute an "Event of Default" as defined in Article XVI of the FNMA Loan Agreement. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the REIT or the Borrower or any of their Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the REIT or the Borrower, the REIT and the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          (b) Environmental Events. The REIT and the Borrower will promptly give notice to the Agent (i) upon the REIT, the Borrower or any Subsidiary or Nominee obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substances at or from the Borrowing Base Property; (ii) of any violation of any Environmental Law that the REIT, the Borrower or any of their Subsidiaries or Nominees reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (iii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that in either case involves the Borrowing Base Property or has the potential to materially affect the assets, liabilities, financial conditions or operations of the REIT, the Borrower or any Subsidiary or Nominee.

          (c) Notification of Claims Against Borrowing Base Property. The REIT and the Borrower will, immediately upon becoming aware thereof, notify the Agent in writing of any setoff, claims (including, with respect to the Borrowing Base Property, environmental claims), withholdings or other defenses to which any of the Borrowing Base Property, or the rights of the Agent or the Banks with respect to the Borrowing Base Property, are subject.

          (d) Notice of Litigation and Judgments. The REIT and the Borrower will give notice to the Agent in writing within 15 days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the REIT, the Borrower or any of their Subsidiaries or Nominees or to which the REIT, the Borrower or any of their Subsidiaries or Nominees is or is to become a party involving an uninsured claim against the Borrower or any of its Subsidiaries or Nominees that could reasonably be expected to have a materially adverse effect on the REIT, the Borrower and stating the nature and status of such litigation or proceedings. The REIT and the Borrower will give notice to the Agent, in writing, in form and detail satisfactory to the Agent, within ten days of any judgment not covered by insurance, whether final or otherwise, against the REIT, the Borrower or any of its Subsidiaries or Nominees in an amount in excess of $1,000,000.

          (e) Notice of Proposed Sales. Encumbrances or Transfer of Borrowing Base Properties. The REIT and the Borrower will promptly give notice to the Agent of any proposed sale, encumbrance or transfer of any Borrowing Base Property, such notice to be accompanied by a Compliance Certificate and a Borrowing Base Certificate, each prepared on a pro forma basis using the financial statements of the REIT most recently provided or required to be provided to the Banks under ss.6.4 or ss.7.4 adjusted in the best good-faith estimate of the REIT and the Borrower to give effect to such sale, encumbrance or transfer and demonstrating that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such sale, encumbrance or transfer and calculating the Borrowing Base Availability after giving effect to such sale, encumbrance or transfer.

          (f) Notification of Banks. Promptly after receiving any notice under this ss.7.5, the Agent will forward a copy thereof to each of the Banks, together with copies of any certificates or other written information that accompanied such notice.

     ss.7.6. Existence; Maintenance of Properties.

          (a) The REIT will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware corporation. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware limited partnership. The REIT and the Borrower will cause each of their Subsidiaries and Nominees to do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence. The REIT and the Borrower will do or cause to be done all things necessary to preserve and keep in full force all of their rights and franchises and those of their Subsidiaries and Nominees. The REIT and the Borrower will, and will cause each of their Subsidiaries and Nominees to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided however, that the REIT shall not own or operate any Real Estate or other property and shall conduct business solely as a general or limited partner of the Borrower.

          (b) The REIT and the Borrower (i) will cause all of their properties and those of their Subsidiaries and Nominees used or useful in the conduct of their businesses or the businesses of their Subsidiaries and Nominees to be maintained in good condition, repair and working order and supplied with all necessary equipment in all cases in which the failure so to do would have a material adverse effect on the condition of the Borrowing Base Properties taken as a whole or on the financial condition, assets or operations of the REIT and its Subsidiaries taken as a whole, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of the Borrowing Base Properties taken as a whole or on the financial condition, assets or operations of the REIT and its Subsidiaries taken as a whole.

     ss.7.7. Insurance.

          (a) The REIT and the Borrower will, at its expense, procure and maintain for the benefit of the REIT and the Borrower and the Agent, insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such coverages, endorsements, deductibles and expiration dates as are acceptable to the Agent, providing the following types of insurance covering the Real Estate:


                                      -57--

               (i) "All Risks" property insurance (including broad form flood, broad form earthquake and comprehensive boiler and machinery coverages) on each Building and the contents therein of the REIT, the Borrower and their Subsidiaries and Nominees in an amount not less than one hundred percent (100%) of the full replacement cost of each Building and the contents therein of the REIT, the Borrower and their Subsidiaries and Nominees, with deductibles not to exceed $100,000 for any one occurrence, with a replacement cost coverage endorsement, an agreed amount endorsement, and, if requested by the Agent, a contingent liability from operation of building laws endorsement, a demolition cost endorsement and an increased cost of construction endorsement in such amounts as the Agent may require. Full replacement cost as used herein means the cost of replacing the Building (exclusive of the cost of excavations, foundations and footings below the lowest basement floor) and the contents therein of the REIT, the Borrower and their Subsidiaries and Nominees without deduction for physical depreciation thereof.

               (ii) During the course of construction or repair of any Building, the insurance required by clause (i) above shall be written on a builders risk, completed value, non-reporting form, meeting all of the terms required by clause (i) above, covering the total value of work performed, materials, equipment, machinery and supplies furnished, existing structures, and temporary structures being erected on or near the Real Estate, including coverage against collapse and damage during transit or while being stored off-site, and containing a permission to occupy endorsement; provided that the insurance required by this clause (ii) may be provided by the construction contractor.

               (iii) Flood insurance if at any time any Building is located in any federally designated "special hazard area" (including any area having special flood, mudslide and/or flood-related erosion hazards, and shown on a Flood Hazard Boundary Map or a Flood Insurance Rate Map published by the Federal Emergency Management Agency as Zone A, AO, A1-30, AE, A99, AH, VO, Vl-30, VE, V, M or E) and the broad form flood coverage required by clause (i) above is not available, in an amount equal to the full replacement cost or the maximum amount then available under the National Flood Insurance Program.

               (iv) Rent loss insurance in an amount sufficient to recover at least (1) the total estimated gross rent receipts for the Real Estate for a twelve month period, plus (2) to the extent paid separately by tenants and not included in clause (1), all taxes, charges, sewer use fees, water rates, assessments of every name and nature, and any government charges for a twelve month period.

               (v) Commercial general liability insurance against claims for personal injury (to include, without limitation, bodily injury and personal and advertising injury) and property damage liability, all on an occurrence basis, if commercially available, with such coverages as the Agent may reasonably request (including, without limitation, contractual liability coverage, completed operations coverage for a period of two years following completion of construction of any improvements on the Real Estate, and coverages equivalent to an ISO broad form endorsement), with a general aggregate Limit of not less than $15,000,000, a completed operations aggregate limit of not less than $1,000,000, and a combined single "per occurrence" limit of not less than $1,000,000 for bodily injury, property damage and medical payments.

               (vi) During the course of construction or repair of any improvements on the Real Estate, owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance required by clause (v) above.

               (vii) Employers liability insurance.

               (viii) Umbrella liability insurance with limits of not less than $50,000,000 to be in excess of the limits of the insurance required by clauses (v), (vi) and (vii) above, with coverage at least as broad as the primary coverages of the insurance required by clauses (v), (vi) and (vii) above, with any excess liability insurance to be at least as broad as the coverages of the lead umbrella policy. All such policies shall be endorsed to provide defense coverage obligations.

               (ix) Workers' compensation insurance for all employees of the REIT, the Borrower or their Subsidiaries engaged on or with respect to the Real Estate.

               (x) Such other insurance in such form and in such amounts as may from time to time be required by the Agent against other insurable hazards and casualties which at the time are commonly insured against in the case of properties of similar character and location to the Real Estate.

          The REIT and the Borrower shall pay all premiums on insurance policies. The REIT and the Borrower shall deliver duplicate originals or certified copies of all such policies to the Agent, and the REIT and the Borrower shall promptly furnish to the Agent all renewal notices and, so requested by the Agent, evidence that all premiums or portions thereof then due and payable have been paid. At least seven days prior to the expiration date of the policies, the REIT and the Borrower shall deliver to the Agent evidence of continued coverage, including a certificate of insurance, as may be satisfactory to the Agent.

          (b) All policies of insurance required by this Agreement shall contain clauses or endorsements to the effect that (i) the insurer waives any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of the REIT, the Borrower or any Subsidiary or Nominee, (ii) such insurance is primary and without right of contribution from any other insurance which may be available, (iii) such policies shall not be modified, canceled or terminated prior to the scheduled expiration date thereof without the insurer thereunder giving at least 30 days prior written notice to the Agent by certified or registered mail, and (iv) the Agent or the Banks shall not be liable for any premiums thereon or subject to any assessments thereunder, and shall in all events be in amounts sufficient to avoid any coinsurance liability.

          (c) The insurance required by this Agreement may be effected through a blanket policy or policies covering additional locations and property of the REIT, the Borrower and other Persons not included in the Borrowing Base Property, provided that such blanket policy or policies comply with all of the terms and provisions of this ss.7.7.

          (d) All policies of insurance required by this Agreement shall be issued by companies licensed to do business in the State where the policy is issued and also in The Commonwealth of Massachusetts and having a rating in Best's Key Rating Guide of at least "A-" and a financial size category of at least "XI"; provided, that such ratings and financial size categories as in effect on the date hereof shall be acceptable for the duration of the periods of any extensions or renewals of policies currently in effect, but the issuers of any subsequent policies shall be required to meet the rating and category size requirements set forth above.

          (e) Neither the REIT nor the Borrower nor any Subsidiary or Nominee shall carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Agreement unless such insurance complies with the terms and provisions of this ss.7.7.

          (f) In the event of any loss or damage to the Borrowing Base Property in excess of the deductible, the REIT and the Borrower shall give immediate written notice to the insurance carrier and the Agent, and the Agent shall furnish a copy of such notice promptly to each of the Banks.

     ss.7.8. Taxes. The REIT, the Borrower and each Subsidiary and Nominee will duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon it and upon the Borrowing Base Property and the other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the REIT, the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided, further. that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the REIT, the Borrower and each Subsidiary and Nominee either
(i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge, levy or claim.

     ss.7.9. Inspection of Properties and Banks. The REIT and the Borrower shall upon two Business Days' notice permit the Banks, through the Agent or any of the Banks' other designated representatives, at the expense of the REIT and the Borrower to visit and inspect during business hours any of the REIT, the properties of the Borrower or any of their Subsidiaries and Nominees to examine the books of account of the REIT, the Borrower and their Subsidiaries and Nominees (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the REIT, the Borrower and their Subsidiaries and Nominees with, and to be advised as to the same by, their officers, all at such reasonable times during business hours and intervals as the Agent may reasonably request.

     ss.7.10. Compliance with Laws, Contracts, Licenses, and Permits.

          (a) The REIT and the Borrower will comply with, and will cause each of their Subsidiaries and Nominees to comply in all material respects with (i) all applicable laws and regulations now or hereafter in effect wherever their businesses are conducted, including all Environmental Laws, (ii) the provisions of their respective corporate charters, partnership agreements or declarations of trust, as the case may be, and other charter documents and by-laws, (iii) all agreements and instruments to which any of them is a party or by which they or any of their properties may be bound (other than those described in ss.7.10(b) below) and (iv) all applicable decrees, orders, and judgments. If at any time while any Loan or Note is outstanding or the Banks have any obligation to make Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the REIT or the Borrower may fulfill any of its obligations hereunder, the REIT and the Borrower will immediately take or cause to be taken all reasonable steps within their power to obtain such authorization, consent, approval, permit or license and furnish the Agent with evidence thereof.

          (b) The REIT and the Borrower will comply with, and will cause each of their Subsidiaries and Nominees to comply in all material respects with, all agreements and instruments to which any of them is a party or by which they or any of their properties may be bound which relate to the maintenance or operation of any individual parcel of Real Estate owned by any of them.

     ss.7.11. Use of Proceeds. The Borrower may use the proceeds of the Loans to fund real estate acquisitions, capital improvements and general partnership needs; provided, however, that the Borrower will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Loan Documents to purchase or to carry Margin Stock or to any transaction prohibited by the Foreign Trade Regulations or by other laws or regulations applicable to the Banks.

     ss.7.12. Further Assurances. The REIT and the Borrower will cooperate with, and will cause each of their Subsidiaries and Nominees to cooperate with, the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     ss.7.13. REIT Status; Operation of Business. The REIT at all times will comply with all requirements of applicable laws and regulations necessary to maintain REIT Status. The REIT shall continue to be self-advised and self-managed and to operate its business as currently advised, managed and conducted and in compliance with the terms and conditions of this Agreement and the other Loan Documents.

     ss.7.14. [Intentionally omitted.]

     ss.7.15. Partnership Status. The Borrower shall at all times comply with all requirements of applicable laws and regulations necessary to maintain its status as a limited partnership not liable for federal income taxes under the Code. The REIT or a Wholly Owned Subsidiary of the REIT shall be and remain the sole general partner of the Borrower, and the REIT and/or one or more Wholly Owned Subsidiaries of the REIT shall own not less than 51 % of the outstanding Partnership Units (as defined in the OP Partnership Agreement) of the Borrower. The Borrower shall not issue limited partnership interests other than to the REST or a Wholly Owned Subsidiary of the REIT except in exchange for transfers of Real Estate or of businesses similar to those previously acquired by the Borrower. The REIT shall, or shall cause any Wholly Owned Subsidiary of the REIT which acts as sole general partner of the Borrower to, observe and perform all covenants applicable to it as such sole general partner which are contained in the OP Partnership Agreement, including without limitation in Section 7.8 thereof, and to perform and observe all covenants applicable to it as a Subsidiary of the REIT which are contained in this Agreement.

     ss.7.16. Public Company Status. The REIT will continue to comply with all of the requirements of applicable laws, regulations and requirements of the New York Stock

Exchange ("NYSE") in order to continue to be listed on the NYSE, and to remain a publicly-traded company.

     ss.7.17. Operation and Control. The Borrower shall carry on all existing business operations through the Borrower and its Wholly Owned Subsidiaries.

ss.8. CERTAIN NEGATIVE COVENANTS.

     The REIT and the Borrower  covenant and agree that,  so long as any Loam or
Note is outstanding or any of the Banks has any obligation to make any Loans:

     ss.8.1. Restrictions on Indebtedness. The REIT and the Borrower will not, and will not permit any of their Subsidiaries or Nominees to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Banks arising under any of the Loan Documents;

          (b) current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness (i) of the REIT, the Borrower or their Subsidiaries in respect of taxes, assessments and governmental charges or levies and
     (ii) of the Borrower or its Subsidiaries in respect of claims for labor, materials and supplies, in each case to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.7.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the REIT and the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) subject to the provisions of ss.9.1, Non-recourse Indebtedness of the Borrower or any Subsidiary of the Borrower;

          (g) Indebtedness in respect of reverse repurchase agreements having a term of not more than 180 days with respect to Investments described in ss.8.3(d) or (e);

          (h) subject to the provisions of ss.9.1 and ss.9.6, Capitalized Leases and Indebtedness secured by purchase money security interests on tangible personal property of the Borrower and its Subsidiaries; provided, that the amount of such Indebtedness shall not exceed the book value of such tangible personal property;

          (i) [intentionally omitted];

          (i) Indebtedness of the Borrower in respect of Qualified Hedge Agreements and other interest rate protection agreements permitted under ss.8.10;

          (k) Indebtedness of the Borrower in the outstanding principal amount of not more than $63,345,000 owing under the FNMA Loan Agreement;

          (1) Indebtedness existing on the Effective Date and listed on Schedule
     8.1 hereto;

          (m)  Indebtedness  not  exceeding   $13,100,000  in  principal  amount
     outstanding under the Durham Construction Loan Agreement;

          (n) Indebtedness of the Borrower to the REIT evidenced by the Amended and Restated Promissory Note dated September 25, 1997 in the original principal amount of $68,425,000;

          (o) Unsecured Senior Public Debt of the REIT or the Borrower; provided, that prior to the issuance of any tranche of Unsecured Senior Public Debt, the Borrower shall deliver to the Agent a Borrowing Base Certificate demonstrating the Borrowing Base Availability after giving effect to such issuance and a Compliance Certificate demonstrating compliance with the covenants set forth therein after giving effect to such issuance; and

          (p) other Indebtedness for borrowed money which does not exceed in aggregate principal amount outstanding at any time the amount permitted under ss.9.6.

     ss.8.2. Restrictions on Liens, Etc. The REIT and the Borrower will not, and will not permit any of their Subsidiaries or Nominees to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets. upon conditional sale or other tide retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than 30 days after whatsoever over its general creditors; (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; or (f) incur or maintain any obligation to any holder of Indebtedness of the REIT or the Borrower or such Subsidiary or Nominee which prohibits the creation or maintenance of any lien securing the Obligations; provided that the REIT, the Borrower and any Subsidiary or Nominee may create or incur or suffer to be created or incurred or to exist:

               (i) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

               (ii) liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations which (A) are not yet due and payable or (B) are not yet required to be paid under ss.7.8;

               (iii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other Social Security obligations;

               (iv) liens on properties other than the Borrowing Base Property in respect of judgments or awards, the Indebtedness with respect to which is permitted by ss.8.1(d);

               (v) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary or Nominee of the Borrower is a party and other minor liens or encumbrances, none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

               (vi)  liens  on  Real  Estate  (other  than  the  Borrowing  Base
          Properties)   and   Short-term   Investments   securing   Non-recourse
          Indebtedness permitted by ss.8.1(f);

               (vii) Capitalized Leases and purchase money security interests permitted by ss.8.1(h);

               (viii) liens in favor of the Agent and the Banks under the Loan Documents;

               (ix) [intentionally omitted];

               (x) liens securing the Indebtedness permitted by ss.8.1(k) on Real Estate other than any Borrowing Base Property, personal property installed on such Real Estate and the gross revenues of such Real Estate and on notes or bonds evidencing loans secured by mortgages or deeds of trust on real property;

               (xi) the lien on the property known as The Berkshires at Crooked Creek in Durham, North Carolina and related contract rights and other assets securing the Indebtedness of the Obligor under the Durham Construction Loan Agreement;

               (xii) other liens on properties other than the Borrowing Base Property existing on the Effective Date and listed on Schedule 8.2 hereto; and

               (xiii) liens securing Indebtedness permitted under ss.8.1(o) hereof, to the extent that such liens are permitted under ss.9.5.

     ss.8.3. Restrictions on Investments. The REIT and the Borrower will not, and will not permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America;

          (b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Barb, FNMA, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

          (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $200,000;

          (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's or by S&P at not less than "P 1" or "P 2" if then rated by Moody's, and not less than "A 1" or "A 2" if then rated by S&P;

          (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, FNMA or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's or by S&P at not less than "AA" if then rated by Moody's and not less than "AA" if then rated by S&P;

          (f) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing subsection (a), (b) or (e) with banks described in the foregoing subsection (c) or with financial institutions or other corporations having total assets in excess of $500,000,000;

          (g) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in Investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

          (h) Investments of the Borrower and its Subsidiaries in fee interests in Real Estate utilized principally for multifamily housing, including earnest money deposits relating thereto and transaction costs;

               (i) Investments in Subsidiaries of the REIT and the Borrower;

               (i) other Investments consisting of (i) loans secured by mortgages or deeds of trust on real property, (ii) assets included in clause (a) of the definition of "Development Assets" herein and other raw land, (iii) Investments in Real Estate included in "Other Investments" as defined on page 67 of the original Prospectus and (iv) Investments in entities other than Subsidiaries all of whose assets consist of Real Estate or other Investments permitted hereunder; provided that the aggregate value, determined as provided below, of the Investments of the Borrower and its Subsidiaries permitted under this subsection (j) at no time shall exceed twenty-five percent (25 %) of Consolidated Total Assets; and provided, further, that the aggregate value, as provided below, of the Investments of the Borrower and its Subsidiaries permitted under clause (ii) of this subsection
          (j) at no time shall exceed fifteen percent (15 %) of Consolidated Total Assets. For the purposes of this subsection (3), the value of the Investments permitted hereunder shall be calculated as provided in the definition of "Consolidated Total Assets" in ss. 1.1; provided, however, that in the event that such definition does not provide a means of valuing any Investment described in this subsection (3), then such Investment shall be valued at book value determined in accordance with generally accepted accounting principles; and

          (k) a loan to GGC L.L.C., a Maryland limited liability company, in the principal amount of $7,500,000.

     ss.8.4. Merger, Consolidation. The REIT and the Borrower will not, and will not permit any of their Subsidiaries to, become a party to any merger or consolidation except (i) the merger or consolidation of one or more of the Subsidiaries or Nominees of the Borrower with and into the Borrower, (ii) the merger or consolidation of two or more Subsidiaries or Nominees of the Borrower and (iii) the merger or consolidation of the Borrower with another Person in which the Borrower is the surviving entity and prior to which the Borrower shall have provided to each of the Banks a Compliance Certificate prepared on a pro forma basis using the financial statements of the REIT most recently provided or required to be provided to the Banks under ss.6.4 or ss.7.4 adjusted in the best good faith estimate of the Borrower to give effect to such merger or consolidation and demonstrating that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such merger or consolidation.

     ss.8.5. Sale and Leaseback. The REIT and the Borrower will not, and will not permit any of their Subsidiaries or Nominees to, enter into any arrangement, directly or indirectly, whereby the REIT, the Borrower or any Subsidiary or Nominee shall sell or transfer any Real Estate owned by it in order that then or thereafter the REIT, the Borrower or any Subsidiary or Nominee shall lease back such Real Estate.

     ss.8.6. Compliance with Environmental Laws. The REIT and the Borrower will not, and will not permit any of their Subsidiaries or Nominees to, do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

     The REIT and the Borrower shall:

               (i) in the event of any change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, take all action (including, without limitation, the conducting of engineering tests at the sole expense of the REIT and the Borrower) to confirm that no Hazardous Substances are or ever were Released or disposed of on the Borrowing Base Property; and

               (ii) if any Release or disposal of Hazardous Substances shall occur or shall have occurred on the Borrowing Base Property (including without limitation any such Release or disposal occurring prior to the acquisition of such Borrowing Base Property by the REIT, the Borrower or any Subsidiary or Nominee), cause the prompt containment and removal of such Hazardous Substances and remediation of the Borrowing Base Property in full compliance with all applicable laws and regulations; provided, that all such actions shall be required to be taken only by or pursuant to the advice of an Environmental Engineer; and provided, further, that the REIT and the Borrower shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as either of them or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage any event of noncompliance in accordance with the advice of an Environmental Engineer and no action shall have been commenced by any enforcement agency.

     All costs related to environmental compliance requirements shall be included in the Borrower's capital expenditures budget (unless a third party as described above is responsible for such costs of compliance and is taking reasonable action to remediate or manage any event of noncompliance as described above).

     The Agent may engage its own Environmental Engineer to review the environmental assessments and the compliance of the REIT and the Borrower with the covenants contained herein and the recommendations of the Borrower's Environmental Engineer. The REIT and the Borrower will take all reasonable precautions to identify environmental liabilities and not to incur environmental liabilities unless they are limited and manageable.

     At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time after the Agent or the Majority Banks shall receive notice from the REIT or the Borrower of a Release or threatened Release of Hazardous Substances, or shall have received notice from any other source deemed reliable by the Agent or the Majority Banks that a Release of Hazardous Substances may have occurred, relating to any Borrowing Base Property, the Agent may at its election (and will at the request of the Majority Banks) after five days prior notice to the REIT and the Borrower obtain such environmental assessments of such Borrowing Base Property prepared by an Environmental Engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent' to such Borrowing Base Property and (ii) whether the use and operation of such Borrowing Base Property comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of such Borrowing Base Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of such Borrowing Base Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the REIT and the Borrower.

     ss.8.7. REIT Distributions. The REIT will not make any Distributions which would cause it to violate any of the following covenants:

          (a) In the event that an Event of Default shall have occurred and be continuing, the REIT shall make no Distributions in respect of its Series 1997-A Convertible Preferred Stock and shall make no other Distributions except dividends declared prior to such occurrence and other Distributions required under the Code to maintain the REIT Status of the REIT, as evidenced by a certification of the principal financial or accounting officer of the REIT containing calculations in reasonable detail satisfactory in form and substance to the Agent.

          (b) Notwithstanding the foregoing, at any time when an Event of Default under ss.12.1(a) or ss.12.1(b) or an Event of Default under ss.12.1(d) (with respect to the covenants contained in ss.9 or this ss.8.7) shall have occurred and be continuing beyond the applicable cure period and the Agent has accelerated the maturity of the Obligations, the REIT shall not make any Distributions whatsoever, directly or indirectly.

     ss.8.8. Borrower Distributions. The Borrower will not make any Distributions except (a) Distributions necessary to enable the REIT to make a Distribution which at the time is permitted under ss.8.7 and (b) Distributions to partners of the Borrower other than the REIT in proportion to Distributions permitted under clause (a); provided, however, that in any Test Period the aggregate amount of Distributions by the Borrower shall not exceed 90% of the consolidated Funds From Operations of the Borrower and its Subsidiaries for such Test Period, except to the extent necessary to enable the REIT to pay Distributions required under the Code to maintain the REIT Status of the REIT.

     ss.8.9. Asset Sales. Neither the REIT nor the Borrower nor any Subsidiary or Nominee shall sell, transfer or otherwise dispose of any Borrowing Base Property (except as the result of a condemnation or casualty and except for the granting of Permitted Liens) unless there shall have been delivered to the Banks
(a) a statement that no Default or Event of Default exists, (b) a pro forma Compliance Certificate demonstrating that the REIT and the Borrower will be in compliance with their covenants referred to therein after giving effect to such sale, transfer or other disposition and (c) a Borrowing Base Certificate setting forth in reasonable detail the computation of the Borrowing Base Availability after giving effect to such sale, transfer or other disposition. In the event that any proposal to sell or liquidate the REIT, the Borrower or their assets shall be pending before, or shall have been approved by, the shareholders of the REIT, then the proceeds (net of customary broker fees and other transaction costs and, in the case of assets other than Borrowing Base Properties, net of any debt secured by a lien thereon) of the sales of any of their assets shall be applied first to the reduction of the Revolving Loans and the cash collateralization of any Letter of Credit Exposure before being applied to any other purposes of the REST or the Borrower.

     ss.8.10. Interest Rate Protection. The REIT and the Borrower shall obtain interest rate protection satisfactory to the Agent, with respect to all Revolving Loans and other floating rate and short-term debt amounts that exceed 20% of Consolidated Total Assets.

     ss.8.11. Certain Guarantees. None of the Non-recourse Indebtedness of the Borrower or any Subsidiary or Nominee shall be guaranteed by the REIT or the Borrower or any Subsidiary or Nominee; provided, however, that two or more issues of Non-recourse Indebtedness of Special Purpose Subsidiaries may be cross-guaranteed and cross-collateralized if, and only if, each of such guarantees would be Non-recourse Indebtedness if incurred as direct debt; and provided, that the Borrower may guarantee the Indebtedness referred to in ss.8.1(j). In addition, none of the REIT, the Borrower, any Subsidiary or any Nominee shall guarantee any Indebtedness of any Person in which the Borrower is not a direct or indirect investor as permitted under ss.8.3.

     ss.8.12. ERISA. etc. Each of the Borrower and the REIT shall comply, and shall cause all ERISA Affiliates to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Borrower and the REIT shall meet, and shall cause all ERISA Affiliates to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $500,000. The Borrower and the REIT shall not withdraw, and shall cause all other ERISA Affiliates not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $500,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $500,000.

     ss.8.13. Structural Change. The Borrower and its Subsidiaries shall not undertake or participate in any Structural Change which has the effect of committing or altering the status of more than 15% of the consolidated total assets determined in accordance with generally accepted accounting principles of the Borrower and its Subsidiaries as shown on their consolidated balance sheet as of the most recent fiscal quarter end for which financial statements are required to have been furnished to the Banks pursuant to ss.6.4 or ss.7.4, except upon the prior written consent of the Majority Banks.

     ss.9. FINANCIAL COVENANTS

     The REIT and the Borrower  covenant and agree that,  so long as any Loan or
Note is outstanding or any Bank has any obligation to make any Loans each of them will comply with the following:

     ss.9.1. Leverage Ratio. The REIT and the Borrower will not permit the Leverage Ratio as of the last day of any fiscal quarter to exceed fifty-five percent (55%).

     ss.9.2. Interest Coverage. The REIT and the Borrower will not permit the consolidated EBITDA of the Borrower and its Subsidiaries for any period of four consecutive fiscal quarters (treated as a single accounting period) (the "Test Period") to be less than 2.0 times the consolidated Interest Expense of the Borrower and its Subsidiaries for the Test Period.

     ss.9.3. Debt Service Coverage. The REIT and the Borrower will not permit the Debt Service Coverage Ratio for any Test Period to be less than 175%.

     ss.9.4. Minimum Consolidated Tangible Net Worth. The Borrower will not permit the Consolidated Tangible Net Worth of the Borrower and its Subsidiaries on the last day of any fiscal quarter to be less than the sum of (a) (i) $300,000,000 for the period January 1, 1998 through December 31, 1998, (ii) $275,000,000 for the period January 1, 1999 through December 31, 1999, or (iii) $250,000,000 for the period January 1, 2000 through December 31, 2000, plus (b) in each case 75 % of the consolidated amount realized by the REIT, the Borrower and their Subsidiaries (net of issuance costs) from the issuance of equity securities and the receipt of capital contributions (measured in the case of payments or contributions of assets other than cash by the initial book value of such assets recorded in the books of the REIT, the Borrower or the applicable Subsidiary) after December 31, 1997.

     ss.9.5. Secured Debt. At no time shall the aggregate outstanding principal amount of Indebtedness of the Borrower and its Subsidiaries secured by liens permitted by ss.ss.8.2(vi), 8.2(vii), 8.2(x) and 8.2(xi), determined on a consolidated basis, exceed 40% of Consolidated Total Assets.

     ss.9.6. Recourse Debt. At no time shall the aggregate outstanding amount of Indebtedness of the Borrower and its Subsidiaries permitted by ss.8. 1(h), 8.1(k), [8.1(1)], 8.1(m) or 8.1(j), determined on a consolidated basis, exceed $80,000,000; provided, however, that Indebtedness permitted under ss.8.1(k) shall not be included in the foregoing calculations and so long as such Indebtedness constitutes Non-recourse Indebtedness.

ss. 10. CLOSING CONDITIONS.

     The obligations of the Agent and the Banks to make the Revolving Credit Loans and issue Letters of Credit from and after the Effective Date shall be subject to the satisfaction of the following conditions precedent on or prior to the Effective Date:

     ss. 10.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Majority Banks. Each Bank shall have received a fully executed copy of each such document. Replacement Revolving Credit Notes satisfactory in form and substance to the Banks shall have been executed on behalf of the Borrower and delivered to the Banks.

     ss. 10.2. Certified Copies of Organizational Documents. Each of the Banks shall have received from the REIT and the Borrower a copy, certified as of a recent date by the appropriate officer of each State in which the REIT, the Borrower or any Subsidiary or Nominee is organized and a duly authorized officer of the REIT to be true and complete, of the certificate of incorporation of the REIT, the certificate of limited partnership of the Borrower and each organizational document of each Subsidiary and Nominee, in each case as amended through the Effective Date. Each of the Banks shall have received from the Borrower a copy, certified as of the Effective Date, by a duly authorized officer of the REIT as general partner of the Borrower, of the OP Partnership Agreement as amended through the Effective Date.

     ss. 10.3. Bylaws; Resolutions. All action on the part of the REIT, the Borrower and each Subsidiary and Nominee necessary for the valid execution, delivery and performance by each of the REIT, the Borrower and such Subsidiary and Nominee of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to each of the Banks. Each of the Banks shall have received from each of the REIT, the Borrower and each applicable Subsidiary and Nominee true copies of its by-laws and the resolutions adopted by its shareholders and board of directors, partners, beneficiaries and trustees, as the case may be, authorizing the transactions described herein, each certified by its clerk, secretary, trustee or authorized partner as of a recent date to be true and complete.

     ss. 10.4. Incumbency Certificate; Authorized Signers. Each of the Banks shall have received from the REIT, the Borrower and each applicable Subsidiary and Nominee an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of the REIT or officer, trustee or partner of each applicable Subsidiary and Nominee and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the REIT, the Borrower and each such Subsidiary and Nominee, each of the Loan Documents to which the REIT, the Borrower or such Subsidiary or Nominee is or is to become a party; (b) to make Loan and Conversion

Requests; and (c) to give notices and to take other action on behalf of the REIT or the Borrower under the Loan Documents.

     ss. 10.5. Opinions of Counsel Concerning Loan Documents. Each of the Banks shall have received the favorable opinions addressed to the Banks and the Agent and dated as of the Effective Date, in form and substance satisfactory to the Agent, from Scott D. Spelfogel, Senior Vice President and General Counsel of the REIT and the Borrower.

     ss. 10.6. Swap Assignment. The Collateral Assignment of Interest Rate Swap dated as of November 21, 1995 (as from time to time amended, the "Swap Assignment") between the Borrower and BKB as Agent under the Prior Credit Agreement shall have confirmed by Borrower to benefit the Agent and the Banks with respect to the Obligations.

     ss. 10.7. Performance; No Default. The REIT and the Borrower shall have performed ~and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Effective Date, and on the Effective Date there shall exist no Default or Event of Default; and the Banks shall have received a certificate to these effects signed on behalf of the REIT and the Borrower by their respective chief financial officers.

     ss. 10.8. Representataions and Warranties. The representations and warranties made by the REIT and the Borrower and any Subsidiaries and Nominees in the Loan Documents or otherwise made by or on behalf of the REIT, the Borrower or any Subsidiaries or Nominees in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Effective Date.

     ss. 10.9. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's Special Counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Agent and the Agent's Special Counsel may reasonably require.

     ss. 10.10. Compliance Certificate. A Compliance Certificate dated as of the date of the Effective Date demonstrating compliance with each of the covenants calculated therein as of the fiscal quarter ended September 30, 1997 (after giving effect, on a pro forma basis, to changes in the capital structure of the Borrower effected since that date), shall have been delivered to the Agent.

     ss. 10.11. Other. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's Special Counsel may reasonably have requested.

ss. 11. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Banks to make any Loan or to issue any Letter of Credit, whether on or after the Effective Date, shall also be subject to the satisfaction of the following conditions precedent:

     ss. 11.1. Representations True; No Default. Each of the representations and warranties of the REIT, the Borrower and their Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. Each of the Banks shall have received a certificate of the REIT and the Borrower signed by an authorized officer of the REIT to such effect.

     ss. 11.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to issue any Letter of Credit.

     ss. 11.3. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     ss. 11.4. Proceedings and Documents. All proceedings in connection with the Loan shall be satisfactory in substance and in form to the Majority Banks, and the Majority Banks shall have received all information and such counterpart originals or certified or other copies of such documents as the Majority Banks may reasonably request.

     ss. 11.5. Borrowing Documents. In the case of any request for a Revolving Loan, each of the Banks shall have received each of the following:

          (a) the request for a Revolving Loan required by ss. 2.6 or, as the case may be, for a request Letter of Credit required by ss. 2.9 in the form of Exhibit B hereto, fully completed; and

          (b) the pro forma Compliance Certificate required by clause (iii) of ss. 2.6 or ss. 2.9, as the case may be, prepared in a manner reasonably acceptable to the Agent.

ss. 12. EVENTS OF DEFAULT; ACCELERATION; ETC.

     ss. 12.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans or reimbursement of payments under Letters of Credit when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) [intentionally omitted];

          (d) the REIT or the Borrower shall fail to comply with any covenant contained in ss. 7.4, ss. 8.3(j), ss. 8.7, ss. 8.8, ss. 9.1, ss. 9.2, ss.
     9.3, ss. 9.4, ss. 9.5 or ss. 9.6, and such failure shall continue for 30 days after written notice thereof shall have been given to the REIT and the Borrower by the Agent;

          (e) the REIT or the Borrower shall fail to comply with any covenant contained in ss. 7.5(b) through (e), ss. 7.6(b), ss. 7.8 or ss. 7.10, and such failure shall continue for 15 days after written notice thereof shall have been given to the REIT and the Borrower by the Agent (or, in the case of ss. 7.5(b) through (e) for 15 days after any of the chief executive officer, chief operating officer, chief financial officer, chief accounting officer or general counsel of the REIT or the Borrower shall have actual notice of any event or condition of which notice is required to be given thereunder), provided, that such 15-day period shall terminate before the close of business on the 15th day in the event that the REIT and the Borrower shall not be using diligent best efforts to cure such default;

          (f) the REIT, the Borrower or any of their Subsidiaries or Nominees shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified above in this ss. 12);

          (g) any representation or warranty of the REIT, the Borrower or any of their Subsidiaries or Nominees in this Agreement or any other Loan Document or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (h) with respect to any indebtedness valued in excess of $5,000,000, the REIT, the Borrower or any of their Subsidiaries or Nominees shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (i) the REIT, the Borrower or any of their Subsidiaries or Nominees
     (A) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the REIT, the Borrower or any of their Subsidiaries or Nominees or of any substantial part of the assets of any thereof, (B) shall commence any case or other proceeding relating to the REIT, the Borrower or any of their Subsidiaries or Nominees under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (C) shall take any action to authorize or in furtherance of any of the foregoing;

          (j) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of the REIT, the Borrower or any of their Subsidiaries or Nominees or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against the REIT, the Borrower or any of their Subsidiaries or Nominees under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and the REIT, the Borrower or any of their Subsidiaries or Nominees shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within 60 days following the filing or commencement thereof;

          (k) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the REIT, the Borrower or any of their Subsidiaries or Nominees bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the REIT, the Borrower or any of its Subsidiaries or Nominees in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (l) there shall remain in force, undischarged, unsatisfied and unstayed, for more than 30 days, whether or not consecutive, any uninsured final judgment against the REIT, the Borrower or any of their Subsidiaries or Nominees that, with other outstanding uninsured final judgments, undischarged, against the REIT, the Borrower or any of their Subsidiaries or Nominees exceeds in the aggregate $2,000,000;

          (m) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the REIT, the Borrower or any of their Subsidiaries or Nominees or any of their respective holders of Voting Interests, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (n) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the REIT, the Borrower or any of their Subsidiaries or Nominees to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (o) the REIT, the Borrower or any of their Subsidiaries or Nominees shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiaries or Nominees included in the Borrowing Base Property;

          (p) there shall occur any "Event of Default" is defined in Section
     12.1 of the Durham Construction Loan Agreement;

          (q) there shall occur any "Event of Default" as defined in Article XVI of the FNMA Loan Agreement; or

          (r) any Person or a number of Persons acting as a group shall acquire direct or indirect ownership of more than 30% of the issued and outstanding common stock of the REIT;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the REIT and the Borrower declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable and require the Borrower immediately to deposit with the Agent in cash an amount equal to the then Letter of Credit Exposure (which cash shall be held and applied to reimbursement of Letter of Credit payments, in each case) without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in ss. 12(i), ss. 12(j) or ss. 12(k), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent.

     ss. 12.1A. Limitation of Cure Periods. Notwithstanding the provisions of subsections (c), (d) and (e) of ss. 12.1, the cure periods provided therein shall not be allowed and the occurrence of a Default thereunder immediately shall constitute an Event of Default for all purposes of this Agreement and the other Loan Documents if, within the period of twelve months immediately preceding the occurrence of such Default, there shall have occurred two periods of cure or portions thereof under any one or more than one of said subsections (excluding, however, any period of cure with respect to any Default or Defaults under ss.7.4).

     ss. 12.2. Termination of Commitments. If any one or more Events of Default specified in ss. 12(i), ss. 12(j) or ss. 12(k) shall occur, then immediately and without any action on the part of the Agent or any Bank any unused portion of the credit hereunder shall terminate and the Banks shall be relieved of all obligations to make Loans or issue Letters of Credit to the Borrower. If any other Event of Default shall have occurred and be continuing, any Bank may by notice to the REIT and the Borrower terminate its obligations to make Loans or issue Letters of Credit to the Borrower. No termination under this ss. 12.2 shall relieve the REIT or the Borrower of any of the Obligations or any of its existing obligations to such Bank arising under other agreements or instruments.

     ss. 12.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss. 12.1, each Bank, if owed any amount with respect to the Loans may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including to the full extent permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     ss. 12.4. Distribution of Proceeds. In the event that, following the occurrence or during the continuance of any Event of Default, the Agent or any Bank, as the case may be, collects or receives any monies for application to any of the Obligations, such monies shall be applied as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of, the Agent or the Banks for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent or any Bank to protect or preserve the collateral or in connection with the collection of such monies by the Agent or any Bank, for the exercise, protection or enforcement by the Agent or any Bank of all or any of the rights, remedies, powers and privileges of the Agent or any Bank under this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Agent or any Bank against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent or such Bank to such monies;

          (b) Second, to all other Obligations (except Obligations in respect of Qualified Hedge Agreements) in such order or preference as the Majority Banks shall determine; provided, however, that (i) distributions in respect of such Obligations shall be made pari passu among Obligations with respect to the Agent's fee payable pursuant to ss. 4.3 and all other Obligations,
     (ii) in the event that any Bank shall have wrongfully failed or refused to make an advance under ss. 2.3 and such failure or refusal shall be continuing, advances made by other Banks during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and (iii) Obligations owing to the Banks with respect to each type of obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further that the Majority Banks may in their discretion make proper allowance to take into account any Obligations not then due and payable;

          (c) Third, to Obligations in respect of Qualified Hedge Agreements in such order or preference as the Majority Banks shall determine; provided, that such Obligations owing to the Banks party to Qualified Hedge Agreements with respect to each type of obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and

          (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

ss. 13. SETOFF.

     During the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from any of the Banks to the REIT or the Borrower and any securities or other property of the REIT or the Borrower in the possession of such Bank may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the REIT and the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the REIT or the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank, and (b) if such Bank shall receive from the REIT or the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Bank by proceedings against the REIT or the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

ss. 14. THE AGENT.

     ss. 14.1. Authorization. The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank.

     ss. 14.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     ss. 14.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     ss. 14.4. No Representation. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the REIT, the Borrower or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the REIT, the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the creditworthiness or financial condition of the REIT, the Borrower or any of their Subsidiaries or Nominees. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     ss. 14.5. Payments.

          (a) A payment in immediately available funds by the REIT or the Borrower to the Agent hereunder or under any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank not later than one Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Bank's pro rata share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the `Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the provisions of ss. 12 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the REIT and the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     ss. 14.6. Holders of Notes. The Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     ss. 14.7. Indemnity. The Banks ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss. 15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the

Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     ss. 14.8. Agent as Bank. In its individual capacity, BKB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

     ss. 14.9. Resignation. The Agent may resign at any time by giving 60 days' prior written notice thereof to the Banks, the REIT and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint as a successor Agent any bank whose senior debt obligations are rated not less than "A" or its equivalent by Moody's or not less than "A" or its equivalent by S&P and which has total assets in excess of $10 billion. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the REIT and the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the Banks other than the Agent may appoint a successor Agent, which shall be a bank whose debt obligations are rated not less than "A" or its equivalent by Moody's or not less than "A" or its equivalent by S&P and which has total assets in excess of $10 billion. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     ss. 14.10. Notification of Defaults and Events of Default. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss. 14.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     ss. 14.11. Duties in the Case of Enforcement. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement to exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Borrowing Base Property. The Majority Banks may direct the Agent in writing as to the method and the extent of any sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

ss. 15. EXPENSES.

     The REIT and the Borrower agree to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income, except that the Agent and the Banks shall be entitled to indemnification for any and all amounts paid by them in respect of taxes based on income or other taxes assessed by any State in which Borrowing Base Property is located, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Agent or any of the Banks after the Effective Date (the REIT and the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) all title insurance premiums, appraisal fees, engineer's fees, reasonable internal charges of the Agent (determined in good faith and in accordance with the Agent's internal policies applicable generally to its customers) for commercial finance exams and engineering and environmental reviews and the reasonable fees, expenses and disbursements of the Agent's Special Counsel and any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participation granted under ss. 18.5), each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, (e) all reasonable out-of-pocket expenses (including travel, reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Bank or the Agent) incurred by any Bank or the Agent in connection with the enforcement of or preservation of rights under any of the Loan Documents against the REIT, the Borrower or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (f) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, UCC filings or mortgage recordings. All invoices for expenses over $25,000 shall be reviewed by the Borrower prior to payment. The covenants of this ss. 15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

ss. 16. INDEMNIFICATION.

     Each of the REIT and the Borrower agree to indemnify and hold harmless the Agent and the Banks and each director, officer, employee, agent and Person who controls the

Agent or any Bank from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any actual or proposed use by the REIT, the Borrower or any of their Subsidiaries of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the REIT, the Borrower or any of their Subsidiaries comprised in the Borrowing Base Property,
(c) the REIT, the Borrower or any of their Subsidiaries entering into or performing this Agreement or any of the other Loan Documents or (d) with respect to the REIT, the Borrower and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel (determined in good faith and in accordance with internal policies of the Agent or a Bank, as the case may be, applicable generally to its customers) incurred in connection with any such investigation, litigation or other proceeding; provided, however, that the Borrower shall not be obligated under this ss. 16 to indemnify any Person for liabilities arising from such Person's own gross negligence, willful misconduct or breach of this Agreement. In litigation, or the preparation therefor, the Banks and the Agent shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the REIT and the Borrower agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the REIT and the Borrower under this ss. 16 are unenforceable for any - reason, the REIT and the Borrower hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss. 16 shall survive the repayment of the Loan and the termination of the obligations of the Banks hereunder.

ss. 17. SURVIVAL OF COVENANTS ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the REIT, the Borrower or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans. The indemnification obligations of the REIT and the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein.

All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the REIT, the Borrower or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the REIT, the Borrower or such Subsidiary hereunder.

ss. 18. ASSIGNMENT AND PARTICIPATION.

     ss. 18.1. Conditions to Assignment by Banks. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it and its share of Letter of Credit Exposure); provided that (a) each of the and the Borrower shall have given its prior written consent to such assignment, which shall not unreasonably be withheld, (b) each such assignment shall be of a constant, and not varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) each assignment shall be in an amount that is a whole multiple of $1,000,000, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss. 18.3, be released from its obligations under this Agreement.

     ss. 18.1A. Assignment Among Banks. Notwithstanding the provisions of ss. 18.1, in the event that the debt obligations of any Bank shall be rated less than "Ba2" by Moody's or less than "BB" by S&P, each other Bank party hereto or any two or more of them acting together shall be entitled on ten Business Days' prior written notice to the Agent, the REIT, the Borrower and such Bank to purchase the interest of such Bank hereunder, in whole and not in part, at a purchase price equal to the outstanding principal amount of such Bank's Commitment Percentage in the Loans advanced hereunder and its share of Letter of Credit Exposure plus accrued and unpaid interest thereon to the purchase date, together with any fees or other amounts that may be owing to such Bank hereunder, including without limitation additional interest with respect to such Bank's Commitment Percentage in any Eurodollar Rate Loan calculated as provided in ss. 4.9. Such transfer shall be effected by the execution and delivery of an Assignment and Acceptance.

     ss. 18.2. Certain Reprsentations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the REIT, the Borrower and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the REIT, the Borrower and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in ss. 6.4 and ss. 7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

     ss. 18.3. Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,000.

     ss. 18.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the REIT, the Borrower and the Banks (other than the assigning
Bank). Within five Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

     ss. 18.5. Participation. Each Bank may sell participation to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest and (d) no participant shall have the right to grant further participation or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Majority Banks.

     ss. 18.6. Pledge by Bank. Any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under ss. 4 of the Federal Reserve Act, 12 U.S.C. ss. 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     ss. 18.7. No Assignment by REIT or Borrower. Neither the REIT nor the Borrower shall assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

     ss. 18.8. Disclosure. The REIT and the Borrower agree that in addition to disclosures made in accordance with standard banking practices any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.

ss. 19. NOTICES, ETC..

     Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Note shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the REIT or the Borrower, c/o Berkshire Realty Company, Inc., 470 Atlantic Avenue, Boston, Massachusetts 02210, Attention: Legal Department, Telecopy No. (617) 556-1408, or at such other address for notice as the REIT or the Borrower shall last have furnished in writing to the Agent and the Banks;

          (b) if to the Agent or BKB, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Real Estate Division, Telecopy No. (617) 434-0645 or such other address for notice as the Agent or BKB, respectively, shall last have furnished in writing to the REIT, the Borrower and the other Banks; or

          (c) if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice. Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
     (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof

ss. 20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

     THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE REIT, THE BORROWER AND EACH GUARANTOR AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE REIT, THE BORROWER OR SUCH

GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN ss. 19. THE REIT, THE BORROWER AND SUCH GUARANTOR HEREBY WAIVE ANY OBJECTION THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

ss. 21. HEADINGS.

     The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof

ss. 22. COUNTERPARTS.

     This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

ss. 23. ENTIRE AGREEMENT, ETC.

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss. 25.

ss. 24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.

     EACH OF THE REIT, THE BORROWER, THE GUARANTORS, THE AGENT AND THE BANKS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE REIT, THE BORROWER AND EACH GUARANTOR HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE REIT, THE BORROWER AND EACH GUARANTOR (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR

THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS ss. 24.

ss. 25. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks. Notwithstanding the foregoing, (a) the REIT and the Borrower from time to time may provide supplements amending Schedule 6.19 hereto (but not any other Schedule hereto) without the consent of the Majority Banks and (b) the rate of interest on and the term of the Notes, the amount of the Commitments of the Banks, and the amount of any fee payable to a Bank hereunder may not be changed without the written consent of each Bank affected thereby; the definition of Majority Banks may not be amended without the written consent of all of the Banks; and the amount of the Agent's fee payable for the Agent's account and the provisions of ss. 14 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the REIT or the Borrower shall entitle the REIT or the Borrower to other or further notice or demand in similar or other circumstances. The Majority Banks agree to respond in a timely fashion to any request for a consent, approval, amendment, waiver or other action made by the REIT or the Borrower hereunder.

ss. 26. SEVERABILITY.

     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

ss. 27. CONFIDENTIALITY.

     Neither the Agent nor any Bank will make any disclosure of confidential information furnished to it under this Agreement or any other Loan Document by the REIT, the Borrower or any Subsidiary or Nominee unless such information shall have become public, except:

          (a) in connection with operations under or the enforcement of this Agreement or any other Loan Document;

          (b) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process;

          (c) to any parent or corporate affiliate of the Agent or such Bank, to any participant or proposed participant under ss. 18.5 or to any proposed assignee under ss. 18.1; provided, however, that before receiving any such information (i) any such Person shall have agreed to comply with the restrictions set forth in this ss. 27 with respect to such information and
     (ii) in addition, in the case of a proposed assignee, the consent of the REIT to such proposed assignee shall have been received as provided in ss. 18.1;

          (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

          (e) with the prior written consent of the REIT, to any other Person.

ss. 28. NO UNWRITTEN AGREEMENTS.

     The written loan documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ss. 29. OBLIGATIONS JOINT AND SEVERAL.

     The obligations and agreements of the REIT and the Borrower under this Agreement and the other Loan Documents are joint and several.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.


                                   BERKSHIRE REALTY COMPANY, INC.



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President/Chief Financial
                                         Officer


                                   BRI OP LIMITED PARTNERSHIP

                                   By Berkshire Apartments, Inc.,
                                    its General Partner



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President/Chief Financial
                                         Officer


                                   BANKBOSTON, N.A., individually
                                     and as Agent



                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Authorized Officer

                                   BRI TEXAS APARTMENTS LIMITED PARTNERSHIP

                                   By BRI Texas Apartments-II, Inc.,
                                    its General Partner



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Vice President and Treasurer


                                   BRI BENCHMARK LIMITED PARTNERSHIP
                                   BRI COMMONS LIMITED PARTNERSHIP

                                   By Berkshire Apartments, Inc., the
                                    General Partner of each



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President/Chief Financial
                                        Officer


                                   BRI HUNTERS GLEN LIMITED
                                    PARTNERSHIP

                                   By BRI Hunters Glen - II, Inc.
                                    its General Partner



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Vice President and Treasurer


                                      -95-A

                                   BRI RIDGEVIEW CHASE
                                    LIMITED PARTNERSHIP

                                   By BRI Emerald, Inc.
                                    its General Partner


                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President and Treasurer


                                   BRI DIAMOND RIDGE ASSOCIATES
                                    LIMITED PARTNERSHIP

                                   By BRI Baltimore - 31, L.L.C.
                                    its General Partner

                                   By Berkshire Apartments, Inc.,
                                    its Manager


                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President and Chief
                                       Financial Officer


                                   BRI FOXGLOVE ASSOCIATES, L.L.C.

                                   By Berkshire Apartments, Inc.
                                    its Manager


                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President/Chief
                                       Financial Officer

                                   BERKSHIRE APARTMENTS, INC.



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President/Chief Financial
                                       Officer


                                   BRI TEXAS APARTMENTS-II, INC.


                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Vice President/Treasurer


                                   BRI HUNTERS GLEN -II, INC.


                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Vice President and Treasurer


                                   BRI EMERALD, INC.



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President and Treasurer

                                   BRI BALTIMORE - 31, L.L.C.

                                   By: Berkshire Apartments, Inc.
                                    its Manager



                                   By: /s/ MARIANNE PRITCHARD
                                       -----------------------------------------
                                       Marianne Pritchard
                                       Senior Vice President and Chief
                                       Financial Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT A


                          FORM OF REVOLVING CREDIT NOTE
$                                                               __________,1998


     FOR VALUE RECEIVED, the undersigned BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership, hereby promises to pay to _______________ or order, in accordance with the terms of the Credit Agreement hereinafter referred to, to the extent not sooner paid, on January 31, 2000, ________________ DOLLARS ($ ), or such amount as may be advanced by the payee hereof under said Credit Agreement with daily interest from the date hereof, computed as provided in said Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with said Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in said Credit Agreement. Interest shall be payable on the dates specified in said Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

     Payments hereunder shall be made to BankBoston, N.A., as Agent for the payee hereof, 100 Federal Street, Boston, Massachusetts 02110.

     This Revolving Credit Note is one of one or more Revolving Credit Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of a certain Revolving Credit Agreement dated as of January 30, 1998, as from time to time in effect, among the undersigned, Berkshire Realty Company, Inc., a Delaware corporation, certain Guarantors named therein, BankBoston, N.A., for itself and as Agent, and such other Banks as may be from time to time named therein. The principal of this Revolving Credit Note may be due and payable in whole or in part prior to the maturity date stated above and is subject to mandatory prepayment in the amounts and under the circumstances set forth in said Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in said Credit Agreement.

     In case an Event of Default, as defined in said Credit Agreement, shall occur, the entire principal amount of this Revolving Credit Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

     This Revolving Credit Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

     The undersigned maker and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Revolving Credit Note, except as specifically otherwise provided in said Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

                                        BRI OP LIMITED PARTNERSHIP

                                        By Berkshire Apartments, Inc.,
                                         its General Partner


                                        By
                                          -------------------------------------
                                          Title:

                                                                       EXHIBIT B


                         FORM OF LOAN OR CREDIT REQUEST


BankBoston, N.A., for Itself
and as Agent
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

Ladies and Gentlemen:

     Pursuant to the provisions of ss. 2.6 or ss. 2.9 of the Revolving Credit Agreement dated as of January 30, 1998 (the "Credit Agreement"), among BRI OP Limited Partnership (the "Borrower"), Berkshire Realty Company, Inc., certain Guarantors named therein, BankBoston, N.A., for itself and as Agent, and the other Banks from time to time party thereto, the Borrower hereby requests and certifies as follows:

     1. Revolving Loan. The Borrower hereby requests a Revolving Loan under ss.
2.1 of the Credit Agreement:

          rincipal Amount: $

          ype (Eurodollar, Base Rate):
          rawdown Date:                  , 19

          nterest Period:

by credit to the general account of the Borrower with the Agent at the Agent's Head Office.

     2. Letter of Credit. The Borrower hereby requests a Letter of Credit under ss. 2.9 of the Credit Agreement:

          Stated Amount: $

          Issue Date:

          Termination Date:

          Beneficiary:

          Delivery Address:

     3. No Default. The undersigned chief financial or chief accounting officer of the Borrower certifies that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Revolving Loan or the issuance of the Letter of Credit requested hereby. Attached to this Loan or Credit Request is a Compliance Certificate prepared on a pro forma basis using the financial statements of the Borrower most recently provided or required to be provided under ss.6.4 or ss.7.4 of the Credit Agreement adjusted in the best good-faith estimate of the Borrower to give effect to the making of the Revolving Loan or the issuance of the Letter of Credit requested hereby.

     4. Representations True. Each of the representations and warranties of the Borrower and its Subsidiaries contained in the Credit Agreement, in the other Loan documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and shall also be true at and as of the Drawdown Date for the Revolving Loan or the date of issue of the Letter of Credit requested hereby, with the same effect as if made at and as of such Drawdown Date or date of issue (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred and is continuing.

     5. Other Conditions. All other conditions to the making of the Revolving Loan or the issuance of the Letter of Credit requested hereby set forth in ss. 11 of the Credit Agreement have been satisfied.

     6. Drawdown Date. Except to the extent, if any, specified by notice actually received by the Agent prior to the Drawdown Date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrower on and as of such Drawdown Date.

     7. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

      IN WITNESS WHEREOF, I have hereunto set my hand this ________ day of _____ 199_.

                                        BRI OP LIMITED PARTNERSHIP

                                        By Berkshire Apartments, Inc.,
                                         its General Partner


                                        By
                                           ------------------------------------
                                           Chief Financial or Chief
                                           Accounting Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT C

                                     FORM OF
                             COMPLIANCE CERTIFICATE



BankBoston, N.A., for Itself and
as Agent
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement dated as of January 30, 1998 (the "Credit Agreement") by and among BRI OP Limited Partnership, a Delaware limited partnership (the "Borrower"), Berkshire Realty Company, Inc., a Delaware corporation, certain Guarantors named therein, BankBoston, N.A., for itself and as Agent, and the other Banks from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to ss.6.4 or ss.7.4 of the Credit Agreement, the Borrower is furnishing to you herewith [or has most recently furnished to you] the financial statements of the Borrower and its Subsidiaries for the fiscal period ended __________ (the "Balance Sheet Date"). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position of the Borrower and the Subsidiaries covered thereby at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments and the addition of footnotes.

     This certificate is submitted in compliance with the requirements of ss. 2.6, ss. 2.9, ss.7.4(g), ss.7.5(e), ss.8.1(o), ss.8.9 or ss. 11.5(b) of the
Credit Agreement. If this certificate is provided under a provision other than ss.7.4(z), the calculations provided below are made on a pro forma basis using the financial statements of the Borrower and its Subsidiaries as of the Balance Sheet Date adjusted in the best good-faith estimate of the Borrower to give effect to the making of a Revolving Loan or disposition of property that occasions the preparation of this certificate; and the nature of such event and the Borrower's estimate of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officer of the Borrower is its chief financial or chief accounting officer.

     The undersigned officer has caused the provisions of the Credit Agreement to be reviewed and has no knowledge of any Default or Event of Default. [Note:
If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrower with respect thereto.]

     The Borrower is providing the following information to demonstrate compliance as of the Balance Sheet Date with the following covenants:

1.   ss. 8.3(j)). Other Investments.

     A.   Consolidated Total Assets

          Consolidated Total Assets (from Schedule 1, Part A)         $_________

     B. Other Investments (value to be calculated as provided in the definition of "Consolidated Total
          Assets" in ss. 1.1 if applicable, otherwise at book value)

          (i)  Loans secured by mortgages or deeds of trust on
               real property, referred to in clause (i) of ss.
               8.3(j) (per balance sheet)                             $_________

          (ii) Multifamily housing facilities "Under
               Development" and raw land, referred to in
               clause (ii) of ss. 8.3(j) (per balance sheet)           _________

          (iii) "Other Investments" in Real Estate (per
               balance sheet)                                          _________

          (iv) Investments in real estate companies other than
               Subsidiaries                                            _________

               Total (i) through (iv)                                 $_________


     B divided by A equals (may not exceed 25%):                       ________%

     Item B (ii) divided by A equals (may not exceed 15%):             ________%

2.   ss. 8.8. Borrower Distributions.

     A.   Consolidated Funds From Operations

          Consolidated net income for most recent quarter
               (per  income statement)                                $_________

          Minus gains (or losses) from debt restructuring
          and sales of property                                       (________)

          Plus depreciation and amortization                          __________

          Adjustments for unconsolidated partnerships and
          joint ventures                                              __________

          Subtotal for most recent quarter                            $_________

          Consolidated Funds From Operations for three prior quarters:

               Quarter ended _________                                 _________

               Quarter ended _________                                 _________

               Quarter ended _________                                 _________

          Total                                                       $_________

     B.   Distributions for Test Period

          Subtotal for most recent quarter                            $_________

          Distributions for three prior quarters:

               Quarter ended _________                                 _________

               Quarter ended _________                                 _________

               Quarter ended _________                                 _________

          Total                                                       $_________




          B divided by A equals (may not exceed 90% except
          to extent that Distributions are required to
          maintain REIT Status):                                      _________%

3.   ss. 8.10(c). Interest Rate Protection.

     A.   Consolidated Total Assets

          Consolidated Total Assets (per Schedule 1, Part A)          $_________

          Times 20%                                                   __________

     B.   Floating Rate and Short-Term Debt

          Revolving Loans                                             $_________

          Other floating rate debt                                    __________

          Other short-term debt                                       __________

          Total                                                       $_________

     C.   B minus A =                                                 $_________

     D.   Notional amount of interest rate protection                 $_________

          D must exceed C.

4.   ss. 9.1. Leverage Ratio.

     A.   Consolidated Total Indebtedness

          Consolidated Total Indebtedness (per Schedule 1,
          Part B)                                                     $_________

     B.   Consolidated Total Assets

          Consolidated Total Assets (per Schedule 1, Part A)          __________

     A divided by B (may not exceed 55%):                             _________%

5.   ss. 9.2. Interest Coverage.

     A.   Consolidated EBITDA for Test Period

          Consolidated Net Income for most recent quarter
          (per income statement)                                      $_________

          Plus depreciation and amortization                          __________

          Plus Interest Expense                                       __________

          Plus taxes                                                  __________

          Plus extraordinary or nonrecurring losses                   __________

          Minus extraordinary or nonrecurring gains                   (________)

          Subtotal for most recent quarter                            $_________

          Consolidated EBITDA for three prior quarters:

          Quarter ended _________                                     _________

          Quarter ended _________                                     _________

          Quarter ended _________                                     _________

          Total                                                       $_________

     B.   Consolidated Interest Expense

          Subtotal for most recent quarter (per income statement)     $_________

          Consolidated Interest Expense for three prior quarters:

          Quarter ended _________                                     __________

          Quarter ended _________                                     __________

          Quarter ended _________                                     __________

          Total                                                       $_________

     A divided by B equals (may not be less than 200%):               _________%

6.   ss. 9.3. Debt Service Coverage.

     A.   Consolidated Operating Cash Flow for Test Period

          Consolidated net income for most recent quarter
          (per income statement)                                      $_________

          Minus gains (or losses) from debt restructuring
          and sales of property                                       (________)

          Plus depreciation and amortization                          __________

          Adjustments for unconsolidated partnerships and
          joint ventures                                              __________

          Subtotal = Funds From Operations                            $_________

          Plus Interest Expense                                       __________

          Minus an allowance for capital expenditure
          requirements computed at the annual rate of $200
          per unit for multifamily housing projects as
          provided in the definition of "Operating Cash
          Flow" in ss. 1.1                                            (________)

          Subtotal for most recent quarter                            $_________

          Consolidated Operating Cash Flow for three prior quarters:

          Quarter ended _________                                     _________

          Quarter ended _________                                     _________

          Quarter ended _________                                     _________

          Total                                                       $_________

     B.   Consolidated Fixed Charges for Test Period

          Consolidated Interest Expense for most recent
          quarter (per income statements)                             $_________

          Plus principal payments (excluding principal paid
          from proceeds of permitted refunding debt)                  __________

          Plus preferred Distributions                                __________

          Subtotal for most recent quarter                            $_________

          Consolidated Fixed Charges for three prior quarters:

          Quarter ended _________                                     __________

          Quarter ended _________                                     __________

          Quarter ended _________                                     __________

          Total                                                       $_________

     A divided by B equals (may not be less than 175 %):

7.   ss. 9.4. Minimum Consolidated Tangible Net Worth

     A.   Consolidated Tangible Net Worth

          Partners equity (per balance sheet)                         $_________

          Minus adjustments for certain increases in
          partners' equity                                            (________)

          Minus treasury stock, ESOP receivables
          and guarantees of ESOP debt                                 (________)

          Minus goodwill and other intangibles                        (________)

          Total                                                       $_________

     B.   Certain Increases in Consolidated Capital
          (since December 31, 1997)

          Net amount realized from issuance of equity
          securities                                                  $_________

          Plus amount realized from receipt of
          capital contributions                                       __________

          Total                                                       $_________

          A minus ($__________ plus 75 % of B) equals:                __________
          (A must equal or exceed $__________ plus 75% of B.)

8.   Secured Debt

     A.   Secured Debt

          Secured Non-recourse Indebtedness                           $_________

          Capitalized Leases and purchase money debt                  __________

          FNMA secured debt                                           __________

          Durham construction loan                                    __________

          Other permitted secured debt                                __________

          Total                                                       $_________

     B.   Consolidated Total Assets

          From item 1(A)above                                         $_________

          A divided by B (may not exceed 40%) =                       _________%

9.   Recourse Debt

          Capitalized Leases and purchase money debt                  $_________

          FNMA debt (unless non-recourse)                             __________

          Certain existing debt                                       __________

          Durham construction loan                                    __________

          Other permitted debt                                        __________

          Total (may not exceed $80,000,000)=                         $_________

     IN WITNESS WHEREOF, the undersigned, officer of the Borrower has set his or her hand and seal this ______ day of _______, 199_.


                                        BRI OP LIMITED PARTNERSHIP

                                        By Berkshire Apartments, Inc.,
                                         its General Partner


                                        By:
                                           -----------------------------------
                                           Chief Financial or Chief
                                           Accounting Officer

                        Compliance Certificate Schedule 1

                  Calculation of Consolidated Total Assets and
                      Consolidated Total Indebtedness as of
                               Balance Sheet Date


A.   Consolidated Total Assets

     1.   Aggregate value of Real Estate owned in fee (from
          Worksheet #1, attached):                                    $_________

     Plus

     2.   Aggregate value of Real Estate owned by joint
          venture or unconsolidated subsidiary (from
          Worksheet #2, attached):                                    $_________

     Plus

     3.   Aggregate book value of mortgage loans owned
          (excluding loans on properties owned in fee by the
          Borrower or a Consolidated Subsidiary) (from
          balance sheet)                                              $_________

          Minus (without double counting) related reserves            (________)

          Total                                                       $_________

     Plus

     4.   Aggregate book value of raw land and construction
          work in progress (not included above) (from
          balance sheet)                                              $_________

     Plus

     5.   Aggregate book value of other tangible or
          financial assets (from balance sheet)                       $_________

          Minus (without double counting) related reserves            (________)

          Total                                                       $_________

     Subtotal of Items 1 through 5                                    $_________

     Minus

     6.   All intangible assets included above, including
          without limitation any goodwill or deferred debt
          cost                                                        (________)

     7.   Mortgage-backed securities securing Indebtedness
          excluded from Consolidated Total Indebtedness               (________)

     8.   Any other deductions                                        (________)

     Subtotal deductions                                              (________)

     Total=                                                           $_________

B.   Consolidated Total Indebtedness

     All liabilities (from balance sheet)                             $_________

     Minus minority interests recorded as liabilities on the
     balance sheet of any Subsidiary                                  (________)

     Minus Indebtedness secured solely by mortgage-backed
     securities                                                       (________)

     Plus additional contingent liabilities not included
     above                                                            __________

     Plus guarantees of debt of joint ventures not included
     above                                                            __________

     Total                                                            $_________




Note: If any guarantee is valued at less than the full principal amount thereof pursuant to the last sentence of the definition of "Consolidated Total Indebtedness", provide a full explanation below or on a separate sheet.

Compliance Certificate Schedule I -- Worksheet #1:

     Value of Real Estate Owned in Fee by Borrower or Consolidated Subsidiary


A.   Properties Held for More Than One Year


Name          Adjusted N.O.I.             Capitalization Rate          Va1ue
----          ---------------             -------------------          -----

              $______________                    9%                    $____




                                                Total Value of
                                                Category A:           $_______

B.   Properties Held for Less Than One Year

                                                  Cost
                                               (including
                   Acquisition                  completed
 Name                Date                      improvements             Value
 ----                ----                      ------------             -----


                                               $___________            $______




                                                  Total Value of
                                                  Category B:          $_______

                                                  Total Item 1:        $
                                                                        ========

Compliance Certificate Schedule I -- Worksheet #2:

     Value of Real Estate Owned in Part by Joint Venture or Unconsolidated Subsidiary


A.   Properties Held for More Than One Year


    Joint
   Venture     Property      Adjusted   Capitalization     Gross      Net      BRI
  Discount*     Value         N.O.I.         Rate          Value      Debt     Value*    Percentage*
  ---------     -----         ------    --------------     -----      ----     ------    -----------
                             $______         __%           $___       $___       ___%        ___%        $______


                                                                                        Total Value of
                                                                                        Category A:      $______


----------
*    If applicable.

B.   Properties Held for Less Than One Year

                                             Cost
                                          (including      Actual
     Joint                Acquisition      completed      Adjusted     Gross                Net               BRI
    Venture    Property     Date          improvements)    N.O.I.      Value       Debt    Value*      %*   Discount*     Value
    -------    --------     ----          -------------    ------      -----      ------   ------     ---   ---------     -----
                                           $_________     $______     $______     $_____   $_____     __%      10%        $_____



                                                                                  Total Value of
                                                                                  Category B:       $________


                                                                                  Total Item 2 =    $
                                                                                                     =========

----------
*    If applicable.

                                                                       EXHIBIT D

                                     FORM OF
                           BORROWING BASE CERTIFICATE

BankBoston, N.A., for Itself and
     as Agent
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement dated as of January 30, 1998 (the "Credit Agreement") by and among BRI OP Limited Partnership, a Delaware limited partnership (the "Borrower"), Berkshire Realty Company, Inc., a Delaware corporation, certain Guarantors named therein, BankBoston, N.A., for itself and as Agent, and the other Banks from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to ss. 6.4 or ss. 7.4 of the Credit Agreement, the Borrower is furnishing to you herewith [or has most recently furnished to you] the financial statements of the Borrower and its Subsidiaries for the fiscal period ended __________ (the "Balance Sheet Date").

     This certificate is submitted in compliance with the requirements of ss. 2.6, ss. 2.9, ss. 7.4(m), ss. 7.5(e), ss. 8.1(o) or ss. 8.9 of the Credit
Agreement. If this certificate is provided under a provision other than ss. 7.4(m), the calculations provided below are made on a pro forma basis using the financial statements of the Borrower and its Subsidiaries as of the Balance Sheet Date adjusted in the best good-faith estimate of the Borrower to give effect to the disposition of property that occasions the preparation of this certificate; and the nature of such event and the Borrower's estimate of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officer of the Borrower is its chief financial or chief accounting officer.

                            I. BORROWING BASE VALUES

A.   Eligible Real Estate

                       Adjusted Net
                     Operating Income
                    for Four Quarters
                      Ending Balance                          Capitalized Value
Name                    Sheet Date                                 @ 9% Rate
----                    ----------                                 ---------
                     $                                        $



B.   Eligible Real Estate Recently Acquired

                Purchase                 Capitalized
Name            Price                    Improvements                     Total
----            -----                    ------------                     -----

                $                        $                                $



C.   Other Borrowing Base Property

         Name                             Appraised Value
         ----                             ---------------
                                          $

                               II. ADVANCE VALUES


A.   Borrowing Base Properties

                                                                       Lesser
           60% of                  Cash                               of Values
          Borrowing                Flow            Tax                minus Tax
Name      Base Value               Value         Adjustment           Adjustment
----      ----------               -----         ----------           ----------
          $                        $             ($         )         $



                                   Total=                             $
                                                                      ==========


B.   Borrowing Base Properties Recently Approved

                                          60% of
                                          Borrowing
         Name                             Base Value
         ----                             ----------
                                          $

                 Total=                   $
                                          =========

                             III. J.V. ADVANCE VALUES

               40% or 5O%                                                J.V.
               Appraisal           Percentage      Tax                  Advance
Name         (as applicable}       Ownership       Adjustment            Maine
----         ---------------       ---------       ----------            -----
               $                          %        ($       )



                                    Total=                             $
                                                                       =========

                         IV. BORROWING BASE AVAILABILITY


         Advance Values of Borrowing
           Base Properties (item IIA)                             $____________

         Advance Values of Borrowing
            Base Properties recently
            acquired (item IIB)

________________
         J.V. Advance Values (item III)                           _____________
                                                 Subtotal         $
                                                                  =============

         Minus amount by which any individual
            Advance Value or J.V. Advance
            Value exceeds 15% of Subtotal                         (____________)

         Minus amount by which aggregate
            Advance Values and/or J.V.
            Advance Values of properties
            that are not multifamily
            having facilities exceed 10%
            of Subtotal                                           (____________)

         Minus amount by which J.V.
            Advance Values (item III)
            exceed 10% of Subtotal                                (____________)

                                             Total=                $
                                                                   ============

     In connection with the foregoing, the undersigned certifies that each of the Borrowing Base Properties listed above, as of the date hereof, meets all requirements of being Eligible Real Estate, except only for requirements which were specifically excepted by the Majority Banks in their approval of Real Estate that is not Eligible Real Estate to become Borrowing Base Property under the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned officer of the Borrower has set his or her hand and seal this __ day of _______,199_

                                       BRI OP LIMITED PARTNERSHIP

                                       By Berkshire Apartments, Inc.,
                                          its General Partner



                                       By:_______________________________
                                           Chief Financial or Chief
                                            Accounting Officer

                                                                       EXHIBIT E



                                     FORM OF

                            ASSIGNMENT AND ACCEPTANCE

                         Dated as of ____________, 19__



     Reference is made to the Revolving Credit Agreement dated as of January 30, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among BRI OP Limited Partnership, a Delaware limited partnership (the "Borrower") Berkshire Realty Company, Inc., a Delaware corporation (the "REIT"), certain Guarantors named therein, the financial institutions listed from time to time party thereto (collectively, the "Banks") and BankBoston, N.A., as agent (in such capacity, the "Agent") for the Banks. Terms defined in the Credit Agreement and used herein without definition shall have the respective meanings herein assigned to such terms in the Credit Agreement.

     [Name of Assigning Lender] (the "Assignor") and [Name of Assignee] (the "Assignee") hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee and the Assignee hereby purchases and assumes from the Assignor, a ___________ percent (___%) interest in all of the Assignor's rights and obligations under the Credit Agreement as of the Assignment Date (as defined in paragraph 4 below), including, without limitation, (a) the Assignor's obligation to make Loans thereunder and (b) the Assignor's interest in all unpaid interest and commitment fees accrued as of the Assignment Date.

     2. (a) The Assignor (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) represents that as of the date hereof, before giving effect to the assignment contemplated hereby, its Commitment is $__________ and the aggregate outstanding principal balance of the Loans made by it equals $________; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the REIT or the performance or observance by the Borrower or the REIT of its obligations under the other Loan Documents to which it is a party or any other instrument or document delivered or executed pursuant thereto; and (v) attaches to the copy hereof forwarded to the Agent the Note held by it.

         (b) The Assignor requests that the Agent exchange its Note for new Notes executed by the Borrower and payable to each of the Assignor and the Assignee as follows:

        Notes Payable to
          the Order of:                      Amount of Notice
          -------------                      ----------------

        [Assignor]                          $_________________

        [Assignee]                          $_________________


     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Loan Documents, together with copies of the most recent financial statements delivered pursuant to ss. 7.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, any other Bank, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents;
(e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank; and (f) agrees not to disclose confidential information of the Borrower or any Subsidiary, Nominee or Indemnitor as and to the extent provided in ss. 27 of the Credit Agreement.

     4. The effective date for this Assignment and Acceptance shall be__________, 19__ (the "Assignment Date"). Following the execution of this Assignment and Acceptance, each party hereto and each Person consenting hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance and recording in the Register by the Agent.

     5. Upon such acceptance and recording, from and after the Assignment Date,
(i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording, from and after the Assignment Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. On the Assignment Date, the Assignee wil1 pay to the Agent for the pro rata account of the Assignor an amount equal to the percentage of the Assignor's interest assumed by the Assignee hereunder, times the aggregate outstanding principal amount of the Loans made by the Assignor.

     7. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT FOR ALL PURPOSES TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF
LAWS).

     8. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.


                                   [ASSIGNOR]



                                   By: _________________________
                                       Title:


                                   [ASSIGNEE]



                                   By: _________________________
                                       Title:



CONSENTED TO:



BANKBOSTON, N.A.,
as Agent



By: _________________________
    Authorized Officer

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


                                                                      SCHEDULE 1


                              BANKS AND COMMITMENTS

              Name and                                        Commitment
              Address               Commitment                Percentage
              -------               ----------                ----------

BankBoston, N.A.                   $130,000,000                   100%
100 Federal Street
Boston, Massachusetts 02110

Attn:   Real Estate Division

Fax:    (617) 434-0645


Eurodollar Lending Office:

Same as above

                                   ------------                   ----
                                   $130,000,000                   100%

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

SCHEDULE 2              BORROWING BASE PROPERTIES

                                                      Borrowing
     Name                  Location                   Base Values     Advance Values               Owner
     ----                  --------                   -----------     --------------               -----
Benchmark               Irving, Texas                $  9,450,941      $ 5,670,565  BRI Benchmark Limited Partnership
Hunters Glen            Plano, Texas                   11,812,909        7,087,745  BRI Hunters Glen Limited Partnership
Providence              Dallas, Texas                   6,909,097        4,145,458  BRI Commons Limited Partnership
Stoneledge Plantation   Greenville, South Carolina     13,100,281        7,860,169  BRI OP Limited Partnership
Sun Chase               Bradenton, Florida              5,905,495        3,543,297  BRI OP Limited Partnership
Huntington Brook        Dallas, Texas                  12,312,479        7,387,487  BRI Texas Apartments Limited Partnership
Huntington Lake         Dallas, Texas                  18,333,529       11,000,117  BRI Texas Apartments Limited Partnership
Huntington Ridge        Irving, Texas                   9,621,428        5,772,857  BRI Texas Apartments Limited Partnership
Summer Place            Dallas, Texas                   7,542,865        4,525,719  BRI Texas Apartments Limited Partnership
Sweetwater              Richardson, Texas              20,732,895       12,439,737  BRI Texas Apartments Limited Partnership
Liriope                 Belcamp, Maryland               7,623,956        4,574,374  BRI Foxglove Associates L.L.C.
Ridgeview Chase         Westminster, Maryland          11,923,488        7,154,093  BRI Ridgeview Chase Limited Partnership
Diamond Ridge           Baltimore, Maryland             4,646,934        2,788,160  BRI Diamond Ridge Associates Limited Partnership
Hilltop                 Baltimore, Maryland             1,259,502          755,701  BRI OP Limited Partnership
                                                     -----------       -----------
                                                     $141,175,799      $84,705,479
                                                     ============      ===========

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




SCHEDULE 6.3               BALANCE SHEET EXCEPTIONS

                                      NONE

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




SCHEDULE 6.7                      LITIGATION

                                      NONE

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




SCHEDULE 6.16                     BENEFIT PLANS


(I)    Berkshire Realty Company, Inc. 401(k) Plan
       Plan 100

(II) Berkshire Group's Employee and Dependent Group Medical and Dental Plan Plan 501

(III) Berkshire Financial Company Limited Partnership Employee Group Life and Accidental Death and Dismemberment Plan
       Plan 502

(IV)   Berkshire Group Employee Group Long Term Disability Plan
       Plan 503

(V)    Berkshire Group Employee Group Business Travel Life Insurance Plan
       Plan 504

(VI)   BRI OP Limited Partnership Supplemental Executive Retirement Plan

(VII)  BRI OP Limited Partnership Deferred Compensation Plan

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



====================================================================================================================================
                                                            SCHEDULE 6.19
                                                   BERKSHIRE REALTY COMPANY, INC.
------------------------------------------------------------------------------------------------------------------------------------
   ENTITY NAME                          PURPOSE/OWNER OF                         GENERAL PARTNER(S)           LIMITED PARTNER(S)
====================================================================================================================================
BRI OP Limited Partnership     Arbors at Breckinridge Apartments, Arbors     Berkshire Apartments, Inc.        Berkshire Realty
                               at Breckinridge Land, The Avalon on                                         Company, Inc. and others
                               Abernathy, The Berkshires Apartments,
                               British Woods Apartments, Brookfield
                               Trace Apartments, Brookwood Valley
                               Apartments, Chestnut Hill Villa
                               Apartments, College Plaza Shopping
                               Center, Cumberland Cove Apartments,
                               Cumberland Cove II, Durham Land, East
                               Lake Village Apartments, Hilltop
                               Apartments, Highland Ridge Apartments,
                               Huntington Downs Apartments, The Lakes
                               at Jacaranda Apartments, The Oaks
                               Apartments, Polos West Apartments,
                               Roper Mountain Woods Apartments,
                               Southpoint at Massapequa Apartments,
                               Stoneledge Plantation Apartments,
                               Sunchase Apartments, Tara Crossing
                               Shopping Center, Windover Apartments
                               and Woodland Meadows Land
------------------------------------------------------------------------------------------------------------------------------------
Bill Altamonte Limited         Altamonte Bay Club Apartments                 BRI Altamonte-II, Inc.       BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Arborview Associates       Arborview Apartments                          BRI Emerald, Inc.            BRI OP Limited Partnership
Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Benchmark Limited          Benchmark Apartments                          Berkshire Apartments, Inc.   BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Calvert's Walk Associates  Calvert's Walk Apartments                     BRI Emerald, Inc.            BRI OP Limited Partnership
Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Commons Limited            The Providence Apartments                     Berkshire Apartments, Inc.   BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Conventry Park Limited     Golf Side Apartments                          Berkshire Apartments, Inc.   BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                            SCHEDULE 6.19
                                                   BERKSHIRE REALTY COMPANY, INC.
------------------------------------------------------------------------------------------------------------------------------------
   ENTITY NAME                          PURPOSE/OWNER OF                         GENERAL PARTNER(S)           LIMITED PARTNER(S)
====================================================================================================================================
BRI Countrywood General        Countrywood Apartments                        BRI River Oaks Limited                 N/A
Partnership                                                                  Partnership
                                                                             BRI Texas Apartments Limited
                                                                             Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Diamond Ridge Associates   Diamond Ridge Apartments                      BRI Baltimore - 31, L.L.C.   BRI OP Limited Partnership
Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Fairbrook Associates       Stratton Meadows Apartments                   BRI Emerald, Inc.            BRI OP Limited Partnership
Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Fourth Rolling Road        Courtleigh Apartments                         BRI Emerald, Inc.            BRI OP Limited Partnership
Associates Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Frederick Road Associates  Jamestown Apartments                          BRI Baltimore - 22, L.L.C.             N/A
                                                                             BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Frederick Road II General  Maker of note collateralized by               BRI Baltimore- 22, L.L.C.              N/A
Partnership                    Jamestown Apartments                          BRI Frederick Road Associates
------------------------------------------------------------------------------------------------------------------------------------
BRI Harper's Mill Limited      BRI Harper's Mill Apartments                  BRI Emerald, Inc.            BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Henley Associates Limited  Rolling Wind Apartments                       BRI Emerald, Inc.            BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Heritage Hill Limited      The Channel Apartments                        BRI Emerald, Inc.            BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Hidden Oaks Partnership    Pleasant Wood Apartments                      BRI River Oaks Limited                 N/A
                                                                             Partnership
                                                                             BRI Texas Apartments Limited
                                                                             Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Hunters Glen Limited       Hunters Glen Apartments                       BRI Hunters Glen-II, Inc.    BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Huntington Chase Limited   Huntington Chase at Indian Trail              BRI Huntington Chase-II,     BRI OP Limited Partnership
Partnership                    Apartments                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
BRI Lamplighter Ridge Limited  The Lighthouse Apartments                     BRI Emerald, Inc.            BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Newport Limited            Newport Apartments                            BRI Newport-II, Inc.         BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                            SCHEDULE 6.19
                                                   BERKSHIRE REALTY COMPANY, INC.
------------------------------------------------------------------------------------------------------------------------------------
   ENTITY NAME                          PURPOSE/OWNER OF                         GENERAL PARTNER(S)           LIMITED PARTNER(S)
====================================================================================================================================
BRI OP Management Limited      Employer of certain                           BRI Apartments, Inc.         BRI OP Limited Partnership
Partnership                    management personnel
------------------------------------------------------------------------------------------------------------------------------------
BRI Park Colony-Woodland       Park Colony Apartments                        BRI Park Colony-Woodland-II, BRI OP Limited Partnership
Limited Partnership            and Woodland Meadows Apartments               Inc.
------------------------------------------------------------------------------------------------------------------------------------
BRI Plainfleld Associates      Hazelcrest Apartments                         BRI Baltimore-23, L.L.C.                N/A
                                                                             BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Plaintield II General      Maker of note collateralized by               BRI Baltimore-23, L.L.C,                N/A
Partnership                    Hazelcrest Apartments                         BRI Plainfield Associates
------------------------------------------------------------------------------------------------------------------------------------
BRI Plantation Colony Limited  Plantation Colony Apartments                  BRI Plantation Colony-II,    BRI OP Limited Partnership
Partnership                                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
BRI Purnell Associates         Fairway Ridge Apartments                      BRI Baltimore-24, L.L.C.                N/A
                                                                             BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Purnell Associates II      Maker of note collateralized by Fairway       BRI Baltimore - 24, L.L.C.              N/A
General Partnership            Ridge Apartments                              BRI Purnell Associates

------------------------------------------------------------------------------------------------------------------------------------
BRI Ridgeview Chase Associates Ridgeview Chase Apartments                    BRI Emerald, Inc.            BRI OP Limited Partnership
Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI River Oaks Limited         River Oaks Apartments                         BRI River Oaks-II, Inc.      BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Rolling Road Associates    Heraldry Square Apartments                    BRI Baltimore - 25, L.L.C.              N/A
                                                                             BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Rolling Road II General    Maker of note collateralized by               BRI Baltimore - 25, L.L.C.              N/A
Partnership                    Heraldry Square Apartments                    BRI Rolling Road Associates

------------------------------------------------------------------------------------------------------------------------------------
BRI Second Kingswood Common    Maker of note collateralized by               BRI Baltimore - 26, L.L.C.              N/A
II General Partnership         Kingswood Common II Apartments                BRI Second Kingwood
                                                                             Common Associates
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                            SCHEDULE 6.19
                                                   BERKSHIRE REALTY COMPANY, INC.
------------------------------------------------------------------------------------------------------------------------------------
   ENTITY NAME                          PURPOSE/OWNER OF                         GENERAL PARTNER(S)           LIMITED PARTNER(S)
====================================================================================================================================
BRI Second Kingswood Common    Kingswood Common II Apartments                BRI Baltimore - 26, L.L.C.   BRI OP Limited Partnership
Associates Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Second Rolling Road        Kingswood Common I Apartments                 BRI Baltimore - 27, L.L.C.              N/A
Associates                                                                   BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Second Rolling Road II     Maker of note collateralized by               BRI Baltimore - 27, L.L.C.              N/A
General Partnership            Kingswood Common I Apartments                 BRI Second Rolling Road
                                                                             Associates
------------------------------------------------------------------------------------------------------------------------------------
BRI Southwest Apartments       Indigo Land                                   Berkshire Apartments, Inc.   BRI OP Limited Partnership
Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Texas Apartments Limited   Huntington, Brooks, Huntington Lakes,         BRI Texas Apartments-II,     BRI OP Limited Partnership
Partnership                    Huntington Ridge, Kings Crossing              Inc.
                               Apartments, Kingwood Lakes Apartments,
                               The Indigo on Forest, Prescott Place
                               Apartments, Prescott Place-II Apartments,
                               Summer Apartments and Sweetwater
------------------------------------------------------------------------------------------------------------------------------------
BRI The Estates Limited        The Estates Apartments                        BRI Emerald, Inc.            BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI The Point Limited          The Point Apartments                          BRI Texas Apartments         BRI OP Limited Partnership
Partnership                                                                  Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Third RollIng Road         Coventry Apartments                           BRI Emerald, Inc.            BRI OP Limited Partnership
Associates Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Timbers Limited            The Timbers Apartments                        BRI Timbers - II, Inc.       BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Warren Park Associates     Warren Park Apartments                        BRI Baltimore - 29, L.L.C.             N/A
                                                                             BRI 0P Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Warren Park II General     Maker of note collateralized by Warren        BRI Baltimore -29, L.L.C.              N/A
Partnership                    Park Apartments                               BRI Warren Park Associates
------------------------------------------------------------------------------------------------------------------------------------
BRI Washington Square Limited  The Cove Apartments                           BRI Emerald, Inc.            BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                            SCHEDULE 6.19
                                                   BERKSHIRE REALTY COMPANY, INC.
------------------------------------------------------------------------------------------------------------------------------------
   ENTITY NAME                          PURPOSE/OWNER OF                         GENERAL PARTNER(S)           LIMITED PARTNER(S)
====================================================================================================================================
BRI Westchester Limited        Westchester Apartments                        BRI Westchester, Inc.        BRI OP Limited Partnership
Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Williston Associates       Williston Apartments                          BRI Baltimore - 28, L.L.C.              N/A
                                                                             BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Williston II General       Maker of note collateralized by               BRI Baltimore - 28, L.L.C.              N/A
Partnership                    Williston Apartments                          BRI Williston Associates
------------------------------------------------------------------------------------------------------------------------------------
Spring Valley Partnership      Spring Valley Marketplace                     Krupp Cash Plus-V                       N/A
                                                                             Limited Partnership
                                                                             BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                            SCHEDULE 6.19
                                                   BERKSHIRE REALTY COMPANY, INC.
                                                            CORPORATIONS
------------------------------------------------------------------------------------------------------------------------------------
       ENTITY NAME                  PURPOSE/OWNER OF                     STOCKHOLDER(S)                       MEMBER(S)
------------------------------------------------------------------------------------------------------------------------------------
Berkshire Realty Company,   Real estate investment trust               Traded on the NYSE                        N/A
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Berkshire Apartments, Inc.  General partner of                         Berkshire Realty Company,                 N/A
                            BRI Southwest Apts. Limited Partnership,   Inc.
                            BRI Coventry Park Limited Partnership,
                            BRI Commons Limited Partnership and
                            BRI Benchmark Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Altamonte-II, Inc.      General partner of                         Berkshire Realty Company, Inc.            N/A
                            BRI Altamonte Limited Partnership          Inc.
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore - 22, L.L.C.  General partner of                                     N/A                Berkshire Realty Company, Inc.
                            BRI Frederick Associates                                                  BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore - 23, L.L.C.  General partner of                                     N/A                Berkshire Realty Company, Inc.
                            BRI Plainfleld Associates                                                 BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore - 24, L.L.C.  General partner of                                     N/A                Berkshire Realty Company, Inc.
                            BRI Purnell Associates                                                    BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore -25, LILC.    General partner of                                     N/A                Berkshire Realty Company, Inc.
                            BRI Rolling Road Associates                                               BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI BaltImore - 26, L.L.C.  General partner of BRI Second                          N/A                Berkshire Realty Company, Inc.
                            Kingswood Common Associates                                               BRI OP LimIted Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore - 27, L.L.C.  General partner of                                     N/A                Berkshire Realty Company, Inc.
                            BRI Second Rolling Road Associates                                        BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore - 28, L.L.C.  General partner of                                     N/A                Berkshire Realty Company, Inc.
                            BRI Williston Associates                                                  BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore - 29, L.L.C.  General partner of                                     N/A                Berkshire Realty Company, Inc.
                            BRI Warren Associates                                                     BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                            SCHEDULE 6.19
                                                   BERKSHIRE REALTY COMPANY, INC.
                                                            CORPORATIONS
------------------------------------------------------------------------------------------------------------------------------------
       ENTITY NAME                    PURPOSE/OWNER OF                        STOCKHOLDER(S)                   MEMBER(S)
------------------------------------------------------------------------------------------------------------------------------------
BRI Baltimore - 31, L.L.C.  General partner of BRI Diamond Ridge                  N/A                 Berkshire Realty Company, Inc.
                            Associates Limited Partnership                                            BRI OP Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Emerald, Inc.           General partner of                         Berkshire Realty Company, Inc.             N/A
                            BRI Harper's Mill Limited Partnership
                            BRI Heritage Hill Limited Partnership
                            BRI Lamplighter Ridge Limited Partnership
                            BRI Washington Sq. Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Foxglove Associates     Owner of Liriope Apartments                            N/A            BRI OP Limited Partnership
L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
BRI Huntington Chase-II,    General partner of BRI Huntington          Berkshire Realty Company, Inc.             N/A
Inc.                        Chase Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Newport-II, Inc.        General partner of                         Berkshire Realty Company, Inc.             N/A
                            BRI Newport Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Park Colony-Woodland-   General partner of BRI Park Colony -       Berkshire Realty Cotnpauy, Inc.            N/A
II, Inc.                    Woodland Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Plantation Colony-II,   General partner of BRI                     Berkshire Realty Company, Inc.             N/A
Inc.                        Plantation Colony Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI River Oaks-II Inc.      General partner of BRI River               Berkshire Realty Company, Inc.             N/A
                            Oaks Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Texas Apartments-II,    General partner of BRI Texas               Berkshire Realty Company, Inc.             N/A
Inc.                        Apartments Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Timbers-II, Inc.        General partner of BRI Timbers             Berkshire Realty Company, Inc.             N/A
                            Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
BRI Westchester, Inc.       General partner of                         Berkshire Realty Company, Inc.             N/A
                            BRI Westchester Limited Partnership
====================================================================================================================================

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




SCHEDULE 8.1                OUTSTANDING INDEBTEDNESS

                                      NONE

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





            SCHEDULE 8.2        OUTSTANDING LIENS

                                      NONE